Exhibit 10.85

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

by and among

AIG ANNUITY INSURANCE COMPANY,

as Senior Lender

and

SUNAMERICA LIFE INSURANCE COMPANY,

as First Mezzanine Lender

and

KBS TRIBECA SUMMIT, LLC,

as Second Mezzanine Lender

Dated as of May 1, 2007

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this “Agreement”), dated as of May 1, 2007, by and among AIG ANNUITY INSURANCE COMPANY, a Texas corporation, having an address at 1999 Avenue of the Stars, 38th Floor, Los Angeles, California 90067 (“Senior Lender”), SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation, having an address at 1999 Avenue of the Stars, 38th Floor, Los Angeles, California 90067 (“First Mezzanine Lender”), and KBS TRIBECA SUMMIT, LLC, a Delaware limited liability company, having an address at 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660 (“Second Mezzanine Lender”). First Mezzanine Lender and Second Mezzanine Lender are each a “Junior Lender” and, collectively, “Junior Lenders”.

RECITALS

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Building Loan Agreement, dated as of February 28, 2006, between Borrower (defined below) and AIG Mortgage (defined below) (the “Original Building Loan Agreement”), AIG Mortgage made a building loan to Borrower in the maximum principal amount of Thirty-Seven Million Five Hundred Thousand and No/100 Dollars ($37,500,000.00) (the “Original Building Loan”), as evidenced by that certain Consolidated, Amended and Restated Building Loan Note, dated February 28, 2006, given by Borrower to AIG Mortgage in the maximum principal amount of Thirty-Seven Million Five Hundred Thousand and No/100 Dollars ($37,500,000.00) (the “Original Building Note”), and secured by, among other things, that certain Consolidated, Amended and Restate Mortgage, Assignment of Leases and Rents and Security Agreement (Building Loan), dated as of February 28, 2006, made by Borrower for the benefit of AIG Mortgage, as grantee (the “Original Building Loan Mortgage”), encumbering the real property and all improvements thereon and appurtenances thereto described in the Original Building Loan Mortgage (collectively, the “Premises”) (the Original Building Loan Mortgage and the instruments and documents executed and delivered in connection with the Original Building Loan Mortgage, collectively, the “Original Building Loan Documents”);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Senior Loan Agreement, dated as of February 28, 2006, between Borrower (defined below) and AIG Mortgage (the “Original Mortgage Loan Agreement”), AIG Mortgage made a senior loan to Borrower in the original principal amount of Sixty-Two Million Five Hundred Thousand and No/100 Dollars ($62,500,000.00) (the “Original Mortgage Loan”), as evidenced by that certain Consolidated, Amended and Restated Promissory Note (Senior Loan), dated February 28, 2006, given by Borrower to Senior Lender in the original principal amount of Sixty-Two Million Five Hundred Thousand and No/100 Dollars ($62,500,000.00) (the “Original Mortgage Note”), and secured by, among other things, that certain Consolidated, Amended and Restate Mortgage, Assignment of Leases and Rents and Security Agreement (Senior Loan), dated as of February 28, 2006, made by Borrower for the benefit of Senior Lender, as grantee (the “Original Mortgage”), encumbering the Premises (the Original Mortgage and the other instruments and documents executed and delivered in connection with the Original Mortgage Loan, collectively, the “Original Mortgage Loan Documents”);

WHEREAS, for purposes of this Agreement (a) the Original Building Loan Agreement and the Original Mortgage Loan Agreement are sometimes hereinafter collectively referred to as the “Original Senior Loan Agreement”; (b) the Original Building Loan and the Original Mortgage Loan are sometimes hereinafter collectively referred to as the “Original Senior Loan”; (c) the Original Building Loan Note and the Original Mortgage Loan Note are sometimes hereinafter collectively referred to as the “Original Senior Note”; (d) the Original Building Loan Mortgage and the Original Mortgage are sometimes hereinafter collectively referred to as the “Original Senior Mortgage”; and (e) the Original Building Loan Documents and the Original Mortgage Loan Documents are sometimes herein collectively referred to as the “Original Senior Loan Documents”;

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain First Mezzanine Loan Agreement, dated as of February 28, 2006, between First Mezzanine Borrower (defined below) and First Mezzanine Lender (the “First Mezzanine Loan Agreement”), First Mezzanine Lender made a loan to First Mezzanine Borrower in the maximum principal amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the “First Mezzanine Loan”), as evidenced by that certain First Mezzanine Loan Note, dated February 28, 2006, in the aggregate principal amount of up to Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the “First Mezzanine Note”), and secured by, among other things, that certain First Mezzanine Pledge and Security Agreement, dated as of February 28, 2006, from First Mezzanine Borrower pursuant to which First Mezzanine Lender is granted a first-priority security interest in all of First Mezzanine Borrower’s ownership interests in Borrower (the “First Mezzanine Pledge Agreement”; the First Mezzanine Loan Agreement, the First Mezzanine Note, the First Mezzanine Pledge Agreement and all other documents and instruments set forth on Exhibit B hereto, as any of the same may be, subject to the limitations and agreements contained in this Agreement, modified, amended, extended, supplemented, restated or replaced from time to time, collectively, the “First Mezzanine Loan Documents”);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Second Mezzanine Loan Agreement, dated as of February 28, 2006, between Second Mezzanine Borrower (defined below) and AIG Mortgage (the “Second Mezzanine Loan Agreement”), AIG Mortgage made a loan to Second Mezzanine Borrower in the maximum principal amount of up to Fifteen Million Eight Hundred Ninety-Six Thousand and No/100 Dollars ($15,896,000.00) (the “Original Second Mezzanine Loan”), as evidenced by that certain Second Mezzanine Loan Note, dated February 28, 2006, in the aggregate principal amount of up to Fifteen Million Eight Hundred Ninety-Six Thousand and No/100 Dollars ($15,896,000.00) (the “Original Second Mezzanine Note”) and that certain Additional Second Mezzanine Loan Note, dated of even date herewith, in the aggregate principal amount of up to Thirty One Million Two Hundred Twenty Four Thousand One Hundred Thirty and 67/100 ($31,224,130.67) (the “Additional Second Mezzanine Loan Note”; together with the Original Second Senior Loan Note, collectively, the “Second Mezzanine Loan Note”), and secured by, among other things, that certain Second Mezzanine Pledge and Security Agreement, dated as of February 28, 2006, from Second Mezzanine Borrower pursuant to which AIG Mortgage was granted a first-priority security interest in all of Second Mezzanine Borrower’s ownership interests in First Mezzanine Borrower (the “Second Mezzanine Pledge Agreement”; the Second Mezzanine Loan Agreement, the Second Mezzanine Note, the Second Mezzanine Pledge Agreement and all other documents and instruments set forth on Exhibit C hereto, as any of the same may be, subject to the limitations and agreements contained in this Agreement, modified, amended, extended, supplemented, restated or replaced from time to time, collectively, the “Second Mezzanine Loan Documents”);

WHEREAS, AIG Mortgage sold the Original Senior Loan to Greenwich Capital Financial Products, Inc., a Delaware corporation (“GCFP”), but retained an interest-only participation in such Original Senior Loan;

WHEREAS, GCFP created three participation interests in the Original AIG Building Loan, which participation interests were held by AIG Mortgage, American International Group, Inc., a Delaware corporation (“American International”), and GCFP;

WHEREAS, GCFP subsequently sold its participation interest to Greenwich Capital Commercial Funding Corp., a Delaware corporation, which in turn transferred such participation interest to LaSalle Bank National Association, in its capacity as the securitization trustee under a pooling and servicing agreement (“LaSalle”);

WHEREAS, pursuant to those certain assignments dated of even date herewith made by each of AIG Mortgage, American International, and Lasalle to Lender, each of AIG Mortgage, American International and LaSalle have assigned to Lender all of its respective rights and interests in and tothe Original Senior Loan Documents;

WHEREAS, Borrower and Senior Lender have agreed to amend and restate the Original Building Loan Documents to reflect, among other things, an increase the maximum principal amount of the Original Building Loan to $37,912,500.00 (the “Building Loan”), as governed by the terms of that certain Second Amended and Restated Building Loan Agreement, dated as of the date hereof, between Borrower and Senior Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Building Loan Agreement”), evidenced by that certain Consolidated, Amended and Restated Promissory Note (Building Loan), dated as of the date hereof, made by Borrower in favor of Senior Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Building Loan Note”), and secured by, among other things, that certain Consolidated, Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement (Building Loan), dated as of the date hereof, made by Borrower in favor of Senior Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Building Loan Mortgage”; the Building Loan Agreement, the Building Loan Note, the Building Loan Mortgage and all other documents and instruments set forth on Exhibit A-1 hereto, as any of the same may be, subject to the limitations and agreements contained in this Agreement, modified, amended, extended, supplemented, restated or replaced from time to time, collectively, the “Building Loan Documents”);

WHEREAS, Borrower and Senior Lender have agreed to amend and restate the Original Mortgage Loan Documents to reflect, among other things, a senior loan in the principal amount of $62,500,000.00 (the “Mortgage Loan”), as governed by the terms of that certain Amended and Restated Senior Loan Agreement, dated as of the date hereof, between Borrower and Senior Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Mortgage Loan Agreement”), evidenced by that certain Amended and Restated Promissory Note (Senior Loan), dated as of the date hereof, made by Borrower in favor of Senior Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Mortgage Loan Note”), and secured by, among other things, that certain Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement (Senior Loan), dated as of the date hereof, made by Borrower in favor of Senior Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Mortgage”; the Mortgage Loan Agreement, the Mortgage Loan Note, the Mortgage and all other documents and instruments set forth on Exhibit A-2 hereto, as any of the same may be, subject to the limitations and agreements contained in this Agreement, modified, amended, extended, supplemented, restated or replaced from time to time, collectively, the “Mortgage Loan Documents”);

WHEREAS, simultaneously with the amendment and restatement of the Original Building Loan Documents and the Original Senior Loan Documents, Senior Lender has agreed to make a project loan to Borrower in the principal amount of $2,835,618.00 (the “Project Loan”, and, together with the Building Loan and the Mortgage Loan, the “Senior Loan”), as governed by the terms of that certain Project Loan Agreement, dated as of the date hereof, between Borrower and Senior Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Project Loan Agreement”, and, together with the Building Loan Agreement and the Mortgage Loan Agreement, the “Senior Loan Agreement”), evidenced by that certain Promissory Note (Project Loan), dated as of the date hereof, made by Borrower in favor of Senior Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Project Loan Note”), and secured by, among other things, that certain Mortgage, Assignment of Leases and Rents and Security Agreement (Project Loan), dated as of the date hereof, made by Borrower in favor of Senior Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Project Loan Mortgage”; the Project Loan Agreement, the Project Loan Note, the Project Loan Mortgage and all other documents executed in connection with the Project Loan, and the instruments and documents set forth on Exhibit A-3 hereto, as any of the same may be, subject to the limitations and agreements contained in this Agreement, modified, amended, extended, supplemented, restated or replaced from time to time, collectively, the “Project Loan Documents”);

WHEREAS, on July 18, 2006, AIG Mortgage sold the Original Second Mezzanine Loan to Second Mezzanine Lender;

WHEREAS, Second Mezzanine Borrower and Second Mezzanine Lender have agreed to amend the documents executed or delivered in connection with the Original Second Mezzanine Loan to reflect, among other things, an increase in the maximum principal amount of the Original Second Mezzanine Loan to $47,120,130.67 (the “Second Mezzanine Loan”), which Second Mezzanine Loan is secured by, among other things, that certain Second Mezzanine Pledge and Security Agreement, dated as of the date hereof, from Second Mezzanine Borrower pursuant to which Second Mezzanine Lender is granted a first-priority security interest in all of Second Mezzanine Borrower’s ownership interests in First Mezzanine Borrower (together with all extensions, renewals, modifications, substitutions and amendments thereof, the “Second Mezzanine Pledge Agreement”);

WHEREAS, as of the date hereof, (i) the Senior Loan has been partially funded with its current principal balance of Ninety-One Million Four Hundred Sixty-Two Thousand Seventy and No/100 Dollars ($91,462,070.00), which principal balance will be increased by the amount of any future advances made by Senior Lender or permitted successors and assigns, as contemplated under the Senior Loan Documents (up to an anticipated principal balance of One Hundred Three Million Two Hundred Forty-Eight Thousand One Hundred Eighteen and No/100 Dollars ($103,248,118.00)) (the obligation of Senior Lender to make such future advances, the “Senior Loan Future Funding Obligation”) (ii) the First Mezzanine Loan has been partially funded with its current principal balance of Twenty-Three Million Two Hundred Sixty Thousand Nine Hundred Fifty-Six and 76/100 Dollars ($23,260,956.76), which principal balance will be increased by the amount of any future advances made by First Mezzanine Lender or permitted successors and assigns, as contemplated under the First Mezzanine Loan Documents (up to an anticipated principal balance of Twenty-Five Million and No/100 Dollars ($25,000,000.00)) (the obligation of First Mezzanine Lender to make such future advances, the “First Mezzanine Loan Future Funding Obligation”), and (iii) the Second Mezzanine Loan has been partially funded with its current principal balance of Fifteen Million Three Hundred Seventy Six Thousand Two Hundred Eighty Four and 43/100 Dollars ($15,376,284.43), which principal balance will be increased by the amount of any future advances made by Second Mezzanine Lender or permitted successors and assigns, as contemplated under the Second Mezzanine Loan Documents (up to an anticipated principal balance of Forty-Seven Million One Hundred Twenty Thousand One Hundred Thirty and 67/100 Dollars ($47,120,130.67)) (the obligation of Second Mezzanine Lender to make such future advances, the “Second Mezzanine Loan Future Funding Obligation”, and, together with the Senior Loan Future Funding Obligation and the First Mezzanine Loan Future Funding Obligation, the “Future Funding Obligations);

WHEREAS, Senior Lender and Junior Lenders (as the case may be) may transfer the funded balance of the Building Loan, the Project Loan, the Senior Loan, the First Mezzanine Loan, or the Second Mezzanine Loan, as applicable, and related portions of the Future Funding Obligation to certain permitted transferees in accordance with terms hereof;

WHEREAS, AIG Mortgage (in its capacity as the lender under the Original Senior Loan, the Original Building Loan and the Original Second Mezzanine Loan) and First Mezzanine Lender previously entered into that certain Intercreditor Agreement, dated as of February 28, 2006 (the “Original Intercreditor Agreement”); and

WHEREAS, Senior Lender and Junior Lenders desire to modify and restate the terms, covenants and conditions of the Original Intercreditor Agreement in their entirety and in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Senior Lender and Junior Lenders hereby amend and restate the Original Intercreditor Agreement in its entirety and agree as follows:

Section 1. Certain Definitions; Rules of Construction.

(a) As used in this Agreement, the following capitalized terms shall have the following meanings:

“Additional Covered Junior Loans” has the meaning provided in Section 14(c) hereof.

“Administrative Agent” has the meaning set forth in the Loan Coordination Agreement.

“Advancing Lender” has the meaning set forth in Section 37(b)(ii) hereof.

“Affiliate” means, as to any particular Person (as hereinafter defined), any Person directly or indirectly, through one or more intermediaries, Controlling, Controlled by or under common Control with the Person or Persons in question.

“Agreement” means this Agreement, as the same may be amended, modified and in effect from time to time, pursuant to the terms hereof.

“AIG International” has the meaning set forth in the Recitals hereto.

“AIG Annuity” means AIG Annuity Insurance Company, a Texas corporation, and its successors in interest

“AIG Mortgage” means AIG Mortgage Capital, LLC, a Delaware limited liability company, and its successors in interest.

“Award” has the meaning set forth in Section 10(e) hereof.

“Borrower” means 415 Greenwich Fee Owner, LLC, a Delaware limited liability company.

“Borrower Group” has the meaning set forth in Section 11(d)(ii) hereof.

“Building Loan” has the meaning set forth in the Recitals hereto.

“Building Loan Agreement” has the meaning set forth in the Recitals hereto.

“Building Loan Documents” has the meaning set forth in the Recitals hereto.

“Building Loan Mortgage” has the meaning set forth in the Recitals hereto.

“Building Note” has the meaning set forth in the Recitals hereto.

“Business Day” means any day other than a Saturday, Sunday or any other day on which national banks in New York, New York, or the place of business of any servicer are not open for business.

“CDO” has the meaning set forth in the definition of the term “Qualified Transferee.”

“Certificates” means any securities (including all classes thereof) representing beneficial ownership interests in the Senior Loan or in a pool of mortgage loans including the Senior Loan issued in connection with a Securitization of the Senior Loan.

“Conduit” has the meaning set forth in Section 16(b) hereof.

“Conduit Credit Enhancer” has the meaning set forth in Section 16(b)(i) hereof.

“Conduit Inventory Loan” has the meaning set forth in Section 16(b)(i) hereof.

“Continuing Senior Loan Event of Default” means an Event of Default under the Senior Loan for which (i) Senior Lender has provided notice of such Event of Default to the Junior Lenders in accordance with Section 12(a) of this Agreement and (ii) the cure periods provided to the Junior Lenders in Sections 12(a)(i) and 12(a)(ii) of this Agreement has expired.

“Control” means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. “Controlled by,” “Controlling” and “under common Control with” shall have the respective correlative meaning thereto.

“Default Advance Amount” has the meaning set forth in Section 37(b)(ii) hereof.

“Defaulting Lender” has the meaning set forth in Section 37(b)(ii) hereof.

“Directing Junior Lender” has the meaning set forth in Section 5(c) hereof.

“Eligibility Requirements” means, with respect to any Person, that such Person (i) has total assets (in name or under management) in excess of Six Hundred Fifty Million and No/100 Dollars ($650,000,000.00) and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder’s equity of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) and (ii) is regularly engaged in the business of making or owning commercial real estate loans (including mezzanine loans with respect to commercial real estate) or operating commercial mortgage properties.

“Enforcement Action” means any (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the Premises or any portion thereof, or Borrower, including, without limitation, the taking of possession or control of the Premises or any portion thereof, (ii) acceleration of, or demand or action taken in order to collect, all or any indebtedness secured by the Premises (other than giving notices of default and statements of overdue amounts) or (iii) exercise of any right or remedy available to Senior Lender under the Senior Loan Documents, at law, in equity or otherwise with respect to Borrower and/or the Premises or any portion thereof.

“Equity Collateral” means the equity interests of Borrower or any Junior Borrower and all other collateral, products, proceeds, rights and remedies granted or pledged pursuant to the applicable Pledge Agreement, as the context may require.

“Equity Collateral Enforcement Action” means any action or proceeding or other exercise of a Junior Lender’s rights and remedies under its respective Junior Loan Documents commenced by such Junior Lender, in law or in equity, or otherwise, in order to realize upon any of its respective Separate Collateral (including, without limitation, an assignment in lieu of foreclosure or other negotiated settlement in lieu of any such enforcement action).

“Event of Default” as used herein means (i) with respect to the Senior Loan and the Senior Loan Documents, any “Event of Default” (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Borrower, waived by Senior Lender and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired); (ii) with respect to the First Mezzanine Loan and the First Mezzanine Loan Documents, any “Event of Default” (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by First Mezzanine Borrower, waived by First Mezzanine Lender and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired); and (iii) with respect to the Second Mezzanine Loan and the Second Mezzanine Loan Documents, any “Event of Default” (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Second Mezzanine Borrower, waived by Second Mezzanine Lender and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired).

“Extended Monetary Cure Period” has the meaning set forth in Section 12(a)(i) hereof.

“Extended Non-Monetary Cure Period” has the meaning set forth in Section 12(a)(ii) hereof.

“First Mezzanine Borrower” means 415 Greenwich Senior Mezzanine Owner LLC, a Delaware limited liability company.

“First Mezzanine Cash Management Agreement” means any cash management agreement executed in connection with, or the cash management provisions of, the First Mezzanine Loan Documents.

“First Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“First Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“First Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“First Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“First Mezzanine Loan Future Funding Obligation” has the meaning set forth in the Recitals hereto.

“First Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of First Mezzanine Borrower under any First Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of First Mezzanine Borrower, whether or not such interest would be allowed in such case, proceeding or action), the First Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of First Mezzanine Borrower to First Mezzanine Lender now existing or hereafter incurred or created under the First Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of First Mezzanine Borrower to First Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the First Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“First Mezzanine Note” has the meaning set forth in the Recitals hereto.

“First Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“Fitch” means Fitch, Inc., and its successors in interest.

“Future Funding Lender” shall mean Senior Lender, First Mezzanine Lender, or Second Mezzanine Lender (as the case may be), and any permitted transferees of the Future Funding Obligations in accordance with Section 5(f) hereof.

“Future Funding Obligations” has the meaning set forth in the Recitals hereto.

“GCFP” has the meaning set forth in the Recitals hereto.

“GCFP Servicer” has the meaning set forth in the Recitals hereto.

“Guarantor” has the meaning provided in Section 6(b) hereof.

“Guaranty Claim” has the meaning provided in Section 6(b) hereof.

“Initial Junior Loan Non-Monetary Cure Period” has the meaning provided in Section 12(b)(ii) hereof.

“Intervening Trust Vehicle” shall mean with respect to any Securitization Vehicle that is a CDO, a trust vehicle or entity which holds a Junior Loan (or any interest therein) as collateral securing (in whole or in part) any obligation or security held by such Securitization Vehicle as collateral for the CDO.

“Investment Grade Loan Amount” has the meaning set forth in the Participation Agreement.

“IRR Lookback Payment” has the meaning set forth in the Second Mezzanine Loan Agreement.

“Junior Borrower” means, collectively, First Mezzanine Borrower and Second Mezzanine Borrower, unless the context otherwise requires, in which case it shall mean either First Mezzanine Borrower or Second Mezzanine Borrower, individually.

“Junior Borrower Group” has the meaning provided in Section 11(d)(iv) hereof.

“Junior Lender” means, collectively, First Mezzanine Lender and Second Mezzanine Lender, unless the context otherwise requires, in which case it shall mean either First Mezzanine Lender or Second Mezzanine Lender, individually. As the context requires, Junior Lenders shall have the following order of priority: (i) first, First Mezzanine Lender and/or (ii) second, Second Mezzanine Lender.

“Junior Loan” means, collectively, First Mezzanine Loan and Second Mezzanine Loan, unless the context otherwise requires, in which case it shall mean either First Mezzanine Loan or Second Mezzanine Loan, individually.

“Junior Loan Agreement” means, collectively, the First Mezzanine Loan Agreement and the Second Mezzanine Loan Agreement, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Loan Agreement or the Second Mezzanine Loan Agreement, individually.

“Junior Loan Cash Management Agreement” means, collectively, the First Mezzanine Cash Management Agreement and the Second Mezzanine Cash Management Agreement, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Cash Management Agreement or the Second Mezzanine Cash Management Agreement, individually.

“Junior Loan Default Notice” has the meaning provided in Section 12(b) hereof.

“Junior Loan Documents” means, collectively, the First Mezzanine Loan Documents and the Second Mezzanine Loan Documents, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Loan Documents or the Second Mezzanine Loan Documents, individually.

“Junior Loan Extended Monetary Cure Period” has the meaning provided in Section 12(b)(i) hereof.

“Junior Loan Extended Non-Monetary Cure Period” has the meaning provided in Section 12(b)(ii) hereof.

“Junior Loan Liabilities” means, collectively, the First Mezzanine Loan Liabilities and the Second Mezzanine Loan Liabilities, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Loan Liabilities or the Second Mezzanine Loan Liabilities, individually.

“Junior Loan Modification” has the meaning provided in Section 8(b) hereof.

“Junior Loan Monetary Cure Period” has the meaning provided in Section 12(b)(i) hereof.

“Junior Loan Non-Monetary Cure Period” has the meaning provided in Section 12(b)(ii) hereof.

“Junior Loan Purchase Option Event” has the meaning provided in Section 14(c) hereof.

“Junior Loan Uncurable Default” has the meaning provided in Section 12(b)(ii) hereof.

“Junior Note” means, collectively, the First Mezzanine Note and the Second Mezzanine Note, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Note or the Second Mezzanine Note, individually.

“Junior Purchase Notice” has the meaning provided in Section 14(c) hereof.

“KBS” means KBS Tribeca Summit, LLC, a Delaware limited liability company, and its successors in interest

“Loan Coordination Agreement” means that certain Amended and Restated Loan Coordination Agreement listed on Exhibits A-1, A-2, A-3, B and C hereto.

“Loan Pledgee” has the meaning set forth in Section 16(a) hereof.

“Loan Purchase Price” has the meaning set forth in Section 14(a) hereof.

“Monetary Cure Period” means, with respect to each Junior Lender, the applicable cure period provided in Section 12(a)(i) hereof for a monetary default identified in a Senior Loan Default Notice.

“Moody’s” means Moody’s Investor Service, Inc., and its successors in interest.

“Mortgage” has the meaning set forth in the Recitals hereto.

“Mortgage Debt Service Account” has the meaning set forth in the Reserve Agreement.

“Mortgage Loan” has the meaning set forth in the Recitals hereto.

“Mortgage Loan Agreement” has the meaning set forth in the Recitals hereto.

“Mortgage Loan Documents” has the meaning set forth in the Recitals hereto.

“Mortgage Note” has the meaning set forth in the Recitals hereto.

“Non-Monetary Cure Period” means, with respect to each Junior Lender, the applicable cure period provided in Section 12(a)(ii) hereof for a non-monetary default identified in a Senior Loan Default Notice.

“Optioned Junior Lender” has the meaning provided in Section 14(c) hereof.

“Optioned Junior Loan” has the meaning provided in Section 14(c) hereof.

“Original Building Loan” has the meaning set forth in the Recitals hereto.

“Original Building Loan Agreement” has the meaning set forth in the Recitals hereto.

“Original Building Loan Documents” has the meaning set forth in the Recitals hereto.

“Original Building Loan Mortgage” has the meaning set forth in the Recitals hereto.

“Original Building Note” has the meaning set forth in the Recitals hereto.

“Original Intercreditor Agreement” has the meaning set forth in the Recitals hereto.

“Original Mortgage” has the meaning set forth in the Recitals hereto.

“Original Mortgage Loan” has the meaning set forth in the Recitals hereto.

“Original Mortgage Loan Agreement” has the meaning set forth in the Recitals hereto.

“Original Mortgage Loan Documents” has the meaning set forth in the Recitals hereto.

“Original Mortgage Note” has the meaning set forth in the Recitals hereto.

“Original Second Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Original Senior Loan” has the meaning set forth in the Recitals hereto.

“Original Senior Loan Agreement” has the meaning set forth in the Recitals hereto.

“Original Senior Loan Documents” has the meaning set forth in the Recitals hereto.

“Original Senior Mortgage” has the meaning set forth in the Recitals hereto.

“Original Senior Note” has the meaning set forth in the Recitals hereto.

“Permitted Fund Manager” means any Person that on the date of determination is not subject to a Proceeding and is either (i) one of the entities listed on Exhibit D or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) an entity that is a Qualified Transferee pursuant to clauses (xii) (A), (B), (C), (D) or (G) of the definition thereof or (iii) any Junior Lender in each case, which are investing through a fund with or has committed capital of at least Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00).

“Permitted Investment Fund” has the meaning set forth in the definition of Qualified Transferee.

“Person” means any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof) endowment fund or any other form of entity and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Pledge” has the meaning set forth in Section 16(a) hereof.

“Pledge Agreement” means, collectively, the First Mezzanine Pledge Agreement and the Second Mezzanine Pledge Agreement, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Pledge Agreement or the Second Mezzanine Pledge Agreement, individually.

“Policies” has the meaning provided in Section 10(f) hereof.

“Pooling and Servicing Agreement” has the meaning set forth in the Recitals hereto.

“Premises” has the meaning set forth in the Recitals hereto.

“Proceeding” has the meaning set forth in Section 11(d)(i) hereof.

“Project Cost Budget” has the meaning set forth in the Building Loan Agreement.

“Project Loan” has the meaning set forth in the Recitals hereto.

“Project Loan Agreement” has the meaning set forth in the Recitals hereto.

“Project Loan Documents” has the meaning set forth in the Recitals hereto.

“Project Loan Mortgage” has the meaning set forth in the Recitals hereto.

“Project Note” has the meaning set forth in the Recitals hereto.

“Property Manager” shall mean “Manager” as defined in the Building Loan Agreement.

“Protective Advances” means all sums advanced for the purpose of payment of real estate taxes (including special assessments or payments in lieu of real estate taxes), maintenance costs, insurance premiums, ground rents or other items (including capital expenses and leasing costs such as (without limitation) leasing commissions and tenant improvement allowances) reasonably necessary to protect any of the Premises or the Separate Collateral, respectively, or any portion thereof (including, but not limited to, all reasonable attorneys’ fees, costs relating to the entry upon the Premises or any portion thereof to make repairs and the payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of Senior Lender or the applicable Senior Junior Lender appears to be prior or superior to the Senior Loan Documents or the applicable Senior Junior Loan Documents) or the Separate Collateral or any portion thereof, respectively, from forfeiture, casualty, loss or waste or to protect, preserve or defend the lien of the Senior Loan Documents or any of the Junior Loan Documents, as applicable, including, with respect a Junior Loan, amounts advanced by a Junior Lender to effect a cure in accordance with Section 12 hereof.

“Purchase Notice” has the meaning set forth in Section 14(a) hereof.

“Purchase Option Event” has the meaning set forth in Section 14(a) hereof.

“Purchasers” has the meaning set forth in Section 38 hereof.

“Qualified Developer Transferee” means any Person which has, or is Controlled by a Person which has, sufficient financial capability and development experience to own, operate and, if applicable, coordinate the construction of a project of the size, scope and nature of the Premises, provided that (a) if after a Securitization, the Rating Agencies have issued a Rating Agency Confirmation with respect to such Person and such Person has been approved by each Junior Lender, which approval shall not be unreasonably withheld, conditioned or delayed and (b) if prior to a Securitization, Senior Lender and each Junior Lender have approved such Person, which approval shall not be unreasonably withheld conditioned or delayed.

“Qualified Manager” shall mean a property manager of the Premises, which (a) (i) is a reputable and experienced management company having at least five (5) years’ experience in the management of commercial properties with similar size, scope, class, use and value as the Premises and in the jurisdiction in which the Premises are located, (ii) has, for at least five (5) years prior to its engagement as property manager, managed at least (10) properties similar in size, scope, class, use and value as the Premises, (iii) is not the subject of a Proceeding, or (b) any other reputable and experienced management organization (which may be an Affiliate of Borrower) possessing experience in managing properties similar in size, scope, use and value as the Premises, and, provided that so long as any Certificates are outstanding, such entity shall require a Rating Agency Confirmation.

“Qualified Ownership Interest Transferee” means either (i) a Qualified Transferee, or (ii) a Qualified Developer Transferee.

“Qualified Transferee” means (i) AIG Annuity or an Affiliate of AIG Annuity, (ii) SunAmerica or an Affiliate of SunAmerica, (ii) KBS or an Affiliate of KBS, or (iv) one or more of the following:

(A) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, provided that any such Person referred to in this clause (A) satisfies the Eligibility Requirements;

(B) an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, provided that any such Person referred to in this clause (B) satisfies the Eligibility Requirements;

(C) an institution substantially similar to any of the foregoing entities described in clause (iii)(A), (iii)(B) or (iii)(F) that satisfies the Eligibility Requirements;

(D) any entity Controlled by, Controlling or under common Control with any of the entities described in clause (i) or (ii) above or clause (iii)(A), (iii)(B) or (iii)(C) above or clause (iii)(F) or (iii)(G) below;

(E) a Qualified Trustee in connection with (aa) a securitization of, (bb) the creation of collateralized debt obligations (“CDO”) secured by, or (cc) a financing through an “owner trust” of, a Junior Loan or any interest therein (any of the foregoing, a “Securitization Vehicle”), provided that (1) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by each of the Rating Agencies which assigned a rating to one or more classes of securities issued in connection with a Securitization (it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a transfer of the Junior Loan or any interest therein to such Securitization Vehicle (except that if one or more classes of securities issued in connection with a Securitization is rated by Moody’s, the transferee may not rely on this clause (1) with respect to Moody’s)); (2) in the case of a Securitization Vehicle that is not a CDO, the special servicer of such Securitization Vehicle has the Required Special Servicer Rating at the time of Transfer and the related transaction documents for such Securitization Vehicle require that any successor have a has the Required Special Servicer Rating (such entity, an “Approved Servicer”) and such Approved Servicer is required to service and administer such Junior Loan or any interest therein in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CDO, the CDO Asset Manager and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a CDO Asset Manager which is a Qualified Transferee, are each a Qualified Transferee under clause (iii)(A), (B), (C), (D), (F) or (G) of this definition;

(F) an investment fund, limited liability company, limited partnership or general partnership (a “Permitted Investment Fund”) where a Permitted Fund Manager acts as the general partner, managing member or fund manager and at least fifty percent (50%) of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more of the following: a Qualified Transferee, an institutional “accredited investor”, within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, and/or a “qualified institutional buyer” or both within the meaning of Rule 144A promulgated under the Securities Exchange Act of 1934, as amended, provided such institutional “accredited investors” or “qualified institutional buyers” that are used to satisfy the 50% test set forth above in this clause (F) satisfy the financial tests in clause (i) of the definition of Eligibility Requirements; or

(G) any Person for which the Rating Agencies have issued a Rating Agency Confirmation with respect to such Transfer.

“Qualified Trustee” means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least One Hundred Million and No/100 Dollars ($100,000,000.00) and subject to supervision or examination by federal or state authority, (ii) an institution insured by the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two (2) rating categories of S&P and either Fitch or Moody’s (provided, however, if the Senior Loan has been securitized, the rating requirement of any agency not a Rating Agency will be disregarded).

“Rated Final Distribution Date” has the meaning set forth in the pooling and servicing agreement pursuant to which the Senior Loan is Securitized and serviced until such time that the Senior Loan is no longer subject to such pooling and servicing agreement.

“Rating Agencies” shall mean, prior to the final Securitization of the Senior Loan, collectively, S&P, Moody’s and Fitch, and any other nationally-recognized statistical rating agency which has been designated by Senior Lender and, after the Securitization of the Senior Loan, shall mean any of the foregoing that have rated any of the Certificates.

“Rating Agency Confirmation” means a written affirmation from each of the Rating Agencies that the credit rating of the Certificates assigned or to be assigned by such Rating Agency will not be qualified, downgraded or withdrawn as a result of the occurrence of such event. All fees and expenses of the Rating Agencies incurred in connection with any Rating Agency Confirmation required pursuant to this Agreement as the result of a request or action of a Junior Lender shall be paid by such Junior Lender.

“Redirection Notice” has the meaning set forth in Section 16(a) hereof.

“Repo Agreement” has the meaning set forth in Section 16(a) hereof.

“Reserve Agreement” means that certain Amended and Restated Reserve and Security Agreement listed on Exhibits A-1, A-2, A-3, B and C hereto.

“Required Special Servicer Rating” means a special servicer that (i) has a rating of “CSS3” in the case of Fitch, (ii) is on S&P’s Select Servicer List as a US Commercial Mortgage Special Servicer in the case of S&P and (iii) in the case of Moody’s, such special servicer is acting as special servicer for a loan in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities. The requirement of any agency not a Rating Agency shall be disregarded.

“S&P” means Standard & Poors Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

“Second Mezzanine Borrower” means 415 Greenwich Mezzanine Owner LLC, a Delaware limited liability company.

“Second Mezzanine Cash Management Agreement” means any cash management agreement executed in connection with, or the cash management provisions of, the Second Mezzanine Loan Documents.

“Second Mezzanine Lender” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Loan” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Loan Agreement” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Loan Documents” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Loan Future Funding Obligation” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Second Mezzanine Borrower under any Second Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Second Mezzanine Borrower, whether or not such interest would be allowed in such case, proceeding or action), the Second Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Second Mezzanine Borrower to Second Mezzanine Lender now existing or hereafter incurred or created under the Second Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Second Mezzanine Borrower to Second Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Second Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Second Mezzanine Note” has the meaning set forth in the Recitals hereto.

“Second Mezzanine Pledge Agreement” has the meaning set forth in the Recitals hereto.

“Securitization” has the meaning set forth in the Senior Loan Agreement.

“Securitization Vehicle” has the meaning set forth in the definition of Qualified Transferee.

“Senior Junior Borrowers” means (i) with respect to the First Mezzanine Loan, none of the other Junior Borrowers; and (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Borrower.

“Senior Junior Lenders” means (i) with respect to the First Mezzanine Loan, none of the other Junior Lenders; and (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Lender. As the context requires, Senior Junior Lenders shall have the following order of priority: (i) first, First Mezzanine Lender; and (ii) second, Second Mezzanine Lender.

“Senior Junior Loan Agreements” means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Agreements; and (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan Agreement. As the context requires, the Senior Junior Loan Agreements shall have the following order of priority: (i) first, the First Mezzanine Loan Agreement; and (ii) second, the Second Mezzanine Loan Agreement.

“Senior Junior Loan Cash Management Agreements” means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Cash Management Agreements; and (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Cash Management Agreement. As the context requires, the Senior Junior Loan Cash Management Agreements shall have the following order of priority: (i) first, the First Mezzanine Cash Management Agreement; and (ii) second, the Second Mezzanine Cash Management Agreement.

“Senior Junior Loan Documents” means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Documents; and (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan Documents. As the context requires, the Senior Junior Loan Documents shall have the following order of priority: (i) first, the First Mezzanine Loan Documents; and (ii) second, the Second Mezzanine Loan Documents.

“Senior Junior Loan Liabilities” means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Liabilities; and (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan Liabilities. As the context requires, the Senior Junior Loan Liabilities shall have the following order of priority: (i) first, the First Mezzanine Loan Liabilities; and (ii) second, the Second Mezzanine Loan Liabilities.

“Senior Junior Loan Modification” has the meaning provided in Section 8(c) hereof.

“Senior Junior Loan Purchase Price” has the meaning provided in Section 14(a) hereof.

“Senior Junior Loans” means (i) with respect to the First Mezzanine Loan, none of the other Junior Loans; and (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan. As the context requires, the Senior Junior Loans shall have the following order of priority: (i) first, the First Mezzanine Loan; and (ii) second, the Second Mezzanine Loan.

“Senior Lender” has the meanings set forth in the Recitals hereto.

“Senior Loan” has the meaning set forth in the Recitals hereto.

“Senior Loan Agreement” has the meaning set forth in the Recitals hereto.

“Senior Loan Cash Management Agreement” means any cash management agreement or agreements executed in connection with, or cash management provisions of, the Senior Loan Documents.

“Senior Loan Default Notice” has the meaning set forth in Section 12(a) hereof.

“Senior Loan Documents” has the meaning set forth in the Recitals hereto.

“Senior Loan Future Funding Obligation” has the meaning set forth in the Recitals hereto.

“Senior Loan Liabilities” shall mean, collectively, all of the indebtedness, liabilities and obligations of Borrower under any Senior Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Borrower, whether or not such interest would be allowed in such case, proceeding or action), the Senior Loan, (ii) all other indebtedness, obligations and liabilities of Borrower to Senior Lender now existing or hereafter incurred or created under the Senior Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Borrower to Senior Lender now existing or hereafter incurred, created and arising from or relating to the Senior Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

“Senior Loan Modification” has the meaning set forth in Section 8(a) hereof.

“Senior Loan Purchase Price” has the meaning set forth in Section 14(a) hereof.

“Senior Loan Uncurable Default” has the meaning set forth in Section 12(a)(ii) hereof.

“Senior Mezzanine Debt Service Account” has the meaning set forth in the Reserve Agreement.

“Senior Note” has the meaning set forth in the Recitals hereto.

“Separate Collateral” means, collectively, (i) the Equity Collateral, (ii) the accounts (and monies therein from time to time) established pursuant to each of the Junior Loan Cash Management Agreements, and (iii) any other collateral given as security for each of the Junior Loans pursuant to the Junior Loan Documents, in each case not constituting security for the Senior Loan or any Senior Junior Loan.

“Soft Costs Reserve” has the meaning set forth in Section 6(a) hereof.

“SPE Constituent Entity” means any entity required to be a single purpose entity pursuant to the terms of the Senior Loan Documents (but excluding any Junior Borrower).

“Subordinate Junior Borrowers” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Borrower; and (ii) with respect to the Second Mezzanine Loan, none of the other Junior Borrowers.

“Subordinate Junior Lenders” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Lender; and (ii) with respect to the Second Mezzanine Loan, none of the other Junior Lenders.

“Subordinate Junior Loan Agreements” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Loan Agreement; and (ii) with respect to the Second Mezzanine Loan, none of the other Junior Loan Agreements.

“Subordinate Junior Loan Cash Management Agreements” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Cash Management Agreement; and (ii) with respect to the Second Mezzanine Loan, none of the other Junior Loan Cash Management Agreements.

“Subordinate Junior Loan Documents” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Loan Documents; and (ii) with respect to the Second Mezzanine Loan, none of the other Junior Loan Documents.

“Subordinate Junior Loans” means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Loan; and (ii) with respect to the Second Mezzanine Loan, none of the other Junior Loans.

“SunAmerica” means SunAmerica Life Insurance Company, an Arizona corporation, and its successors in interest.

“Third-Party Agreement” has the meaning set forth in Section 6(a) hereof.

“Third-Party Obligor” has the meaning set forth in Section 6(a) hereof.

“Transfer” means any assignment, pledge, conveyance, sale, transfer, mortgage, encumbrance, grant of a security interest, issuance of a participation interest, or other disposition, either directly or indirectly, by operation of law or otherwise.

“Trust” has the meaning set forth in Section 37(e) hereof.

(b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) all capitalized terms defined in the recitals to this Agreement shall have the meanings ascribed thereto whenever used in this Agreement and the terms defined in this Agreement have the meanings assigned to them in this Agreement, and the use of any gender herein shall be deemed to include the other genders;

(ii) terms not otherwise defined herein shall have the meaning assigned to them in the Building Loan Agreement, and if not defined therein shall have the meaning assigned to them in the Mortgage Loan Agreement;

(iii) all references in this Agreement to designated Sections, Subsections, Paragraphs, Articles, Exhibits, Schedules and other subdivisions or addenda without reference to a document are to the designated sections, subsections, paragraphs and articles and all other subdivisions of and exhibits, schedules and all other addenda to this Agreement, unless otherwise specified;

(iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall apply to Paragraphs and other subdivisions;

(v) the terms “includes” or “including” shall mean without limitation by reason of enumeration;

(vi) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(vii) the headings and captions used in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of the provisions of this Agreement;

(viii) the words “to Junior Lender’s knowledge” or “to the knowledge of Junior Lender” (or words of similar meaning) shall mean to the actual knowledge of officers of the applicable Junior Lender with direct oversight responsibility for its Junior Loan without independent investigation or inquiry and without any imputation whatsoever; and

(ix) the words “to Senior Lender’s knowledge” or “to the knowledge of Senior Lender” (or words of similar meaning) shall mean to the actual knowledge of officers of Senior Lender with direct oversight responsibility for the Senior Loan without independent investigation or inquiry and without any imputation whatsoever.

Section 2. Characterization of the Junior Loans.

(a) Senior Loan. Each Junior Lender, with respect only to its Junior Loan, hereby acknowledges that (i) Borrower will not ever have any liability or obligation whatsoever with respect to the Junior Notes or otherwise in connection with the payment of the Junior Loans, (ii) the Junior Loans do not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Premises or any other collateral securing the Senior Loan or otherwise grant to any Junior Lender the status as a creditor of Borrower, (iii) they shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Premises or any status as a creditor of Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Borrower and (iv) they shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Junior Loans as having conferred upon any Junior Lender any lien or encumbrance upon, or security interest in, the Premises or any portion thereof or as having conferred upon Junior Lenders the status of a creditor of Borrower.

(b) First Mezzanine Loan. First Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the First Mezzanine Borrower will ever have any liability or obligation whatsoever with respect to the First Mezzanine Note or otherwise in connection with the payment of the First Mezzanine Loan; (ii) the First Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan; (iii) the First Mezzanine Loan does not grant to First Mezzanine Lender the status as a creditor of any Junior Borrower other than First Mezzanine Borrower; (iv) First Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan; (v) First Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than First Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against First Mezzanine Borrower; and (vi) First Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the First Mezzanine Loan as having conferred upon First Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan or as having conferred upon First Mezzanine Lender the status of a creditor of any Junior Borrower other than First Mezzanine Borrower.

(c) Second Mezzanine Loan. Second Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Second Mezzanine Borrower will ever have any liability or obligation whatsoever with respect to the Second Mezzanine Note or otherwise in connection with the payment of the Second Mezzanine Loan; (ii) the Second Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan; (iii) the Second Mezzanine Loan does not grant to Second Mezzanine Lender the status as a creditor of any Junior Borrower other than Second Mezzanine Borrower; (iv) Second Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan; (v) Second Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Second Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Second Mezzanine Borrower; and (vi) Second Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Second Mezzanine Loan as having conferred upon Second Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan or as having conferred upon Second Mezzanine Lender the status of a creditor of any Junior Borrower other than Second Mezzanine Borrower.

(d) Junior Loans. Senior Lender hereby acknowledges that (i) no Junior Borrower will ever have any liability or obligation whatsoever with respect to the Senior Note or otherwise in connection with the payment of the Senior Loan; (ii) the Senior Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan; (iii) the Senior Loan does not grant to Senior Lender the status as a creditor of any Junior Borrower; (iv) Senior Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan; (v) Senior Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against any Junior Borrower; and (vi) Senior Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Senior Loan as having conferred upon Senior Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan or as having conferred upon Senior Lender the status of a creditor of any Junior Borrower.

Section 3. Approval of Loans and Loan Documents.

(a) Junior Lenders. Each Junior Lender hereby acknowledges that (i) it has received and reviewed and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Senior Loan and each of the Junior Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Senior Loan Documents and each of the Junior Loan Documents; (ii) the execution, delivery and performance of the Senior Loan Documents and each of the Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Junior Loan Documents relating to the Junior Loan held by such Junior Lender; (iii) none of Senior Lender or any of the other Junior Lenders are under any obligation or duty to, nor has Senior Lender or any of the other Junior Lenders represented that either will, see to (A) the application of the proceeds of the Senior Loan by Borrower or any other Person to whom Senior Lender disburses such proceeds and (B) the application of the proceeds of any Junior Loan by any Junior Borrower or any other Person to whom such Junior Lender disburses such proceeds; (iv) (A) any application or use of the proceeds of the Senior

Loan for purposes other than those provided in the Senior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Senior Loan Documents and (B) any application or use of the proceeds of any Junior Loan other than the Junior Loan held by such Junior Lender for purposes other than those provided in the related Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the related Junior Loan Documents; and (v) any conditions precedent to such Junior Lender’s consent to mezzanine or partner financing as set forth in the Junior Loan Documents or any other agreements with Junior Borrowers, as they apply to the Junior Loan Documents or the making of the Junior Loans, have been either satisfied or waived.

(b) Senior Lender. Senior Lender hereby acknowledges that (i) it has received and reviewed, and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Junior Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Junior Loan Documents; (ii) subject to the terms and provisions of this Agreement, the execution, delivery and performance of the Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Senior Loan Documents; (iii) none of the Junior Lenders are under any obligation or duty to, nor has any Junior Lender represented that it will, see to the application of the proceeds of the Junior Loans; (iv) any application or use of the proceeds of the Junior Loans for purposes other than those provided in the Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Junior Loan Documents; and (v) any conditions precedent to Senior Lender’s consent to mezzanine or partner financing as set forth in the Senior Loan Documents or any other agreements with the Borrower, as they apply to the Junior Loan Documents or the making of the Junior Loans, have been either satisfied or waived. Notwithstanding any provisions herein to the contrary, Senior Lender agrees that no default or Event of Default under any of the Junior Loan Documents shall, in and of itself, constitute or give rise to a default or Event of Default under the Senior Loan Documents, entitle Senior Lender to accelerate payments under the Senior Loan Documents or entitle Senior Lender to modify any provisions of the Senior Loan Documents; provided, however, the circumstances giving rise to a default or Event of Default under the Junior Loan Documents may independently give rise to a default or Event of Default under the Senior Loan Documents as provided for therein.

(c) Obligation to Make Advances. Notwithstanding anything stated to the contrary in this Agreement, Junior Lenders each hereby acknowledge that neither Senior Lender nor any Junior Lender shall have any obligation to continue to make Advances under the Senior Loan Documents or Junior Loan Documents (as applicable) if any Junior Lender or Qualified Ownership Interest Transferee acquires the direct or indirect ownership interests in Borrower pursuant to an Equity Collateral Enforcement Action unless (i) all of the conditions to Advances set forth in the Senior Loan Documents or Junior Loan Documents (as applicable), have been satisfied or, as to any Senior Loan Uncurable Defaults or Junior Loan Uncurable Defaults, as applicable, waived pursuant to Section 12(a)(iii) or 12(b)(iii) of this Agreement (as applicable), (ii) Third-Party Obligor(s) reasonably acceptable to Senior Lender and Junior Lender (if applicable) shall have executed and delivered to Senior Lender and Junior Lender (if applicable) replacement Third-Party Agreements in substance identical to and in form substantially similar to the Third-Party Agreements delivered to Senior Lender and Junior Lender (if applicable) on the Closing Date, pursuant to which such Third-Party Obligor(s) shall undertake the obligations set forth therein (limited, in the case of non-recourse carve-out guaranty, to matters which first arise on or after such Equity Collateral Enforcement Action), (iii) such Advances shall be used for the purposes contemplated by the Senior Loan Agreement or Junior Loan Agreement, as applicable, (iv) a developer expert in the construction, conversion and sale of properties similar in size, nature, and use to the Premises shall have been hired as a construction manager for the Project Improvements or, upon Completion of the Improvements, a sales and/or marketing agent shall have been hired, (v) in Senior Lender’s reasonable judgment, the construction of the Project Improvements shall be capable of being completed on or prior to the Initial Maturity Date, and (vi) the Soft Costs Reserve shall have been funded by the applicable Junior Lender in accordance with Section 6(a) hereof.

Section 4. Representations and Warranties.

(a) Senior Lender. Senior Lender hereby represents and warrants to each of the Junior Lenders as follows:

(i) Exhibits A-1, A-2 and A-3 attached hereto and made a part hereof is a true, correct and complete listing of the Senior Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Senior Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under any of the Senior Loan Documents.

(ii) Senior Lender is the legal and beneficial owner of the Senior Loan free and clear of any lien, security interest, option or other charge or encumbrance.

(iii) There are no conditions precedent to the effectiveness of this Agreement with respect to Senior Lender that have not been satisfied or waived.

(iv) Senior Lender has, independently and without reliance upon Junior Lenders and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to make the Senior Loan and to enter into this Agreement.

(v) Senior Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

(vi) All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of Senior Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof.

(vii) Senior Lender has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of Senior Lender enforceable against Senior Lender in accordance with its terms subject to (y) applicable bankruptcy, reorganization, insolvency and moratorium laws and (z) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

(viii) To Senior Lender’s knowledge, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Senior Lender of this Agreement or consummation by Senior Lender of the transactions contemplated by this Agreement.

(ix) None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents, if any, of Senior Lender, (w) to Senior Lender’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any material contract, mortgage, lease, bond, indenture, agreement, or other instrument to which Senior Lender is a party or to which any of its properties are subject, (x) to Senior Lender’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of Senior Lender pursuant to the terms of any such material contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument, (y) violate any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental or regulatory body of which Senior Lender has knowledge against, or binding upon, Senior Lender or upon any of the securities, properties, assets, or business of Senior Lender or (z) to Senior Lender’s knowledge, constitute a violation by Senior Lender of any statute, law or regulation that is applicable to Senior Lender.

(x) The Senior Loan is not cross-defaulted with any other loan. The Premises do not secure any other loan from Senior Lender to Borrower, Junior Borrowers or any other Affiliate of Borrower.

(b) Junior Lenders. Each Junior Lender hereby represents and warrants, for itself only, to Senior Lender and the other Junior Lenders as follows:

(i) There are no conditions precedent to the effectiveness of this Agreement that with respect to such Junior Lender have not been satisfied or waived.

(ii) Such Junior Lender has, independently and without reliance upon Senior Lender or any other Junior Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to make its respective Junior Loan and to enter into this Agreement.

(iii) Such Junior Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

(iv) All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of such Junior Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof.

(v) Such Junior Lender has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of such Junior Lender enforceable against such Junior Lender in accordance with its terms subject to (x) applicable bankruptcy, reorganization, insolvency and moratorium laws and (y) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

(vi) To the knowledge of such Junior Lender, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by such Junior Lender of this Agreement or consummation by such Junior Lender of the transactions contemplated by this Agreement.

(vii) None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents of such Junior Lender, (w) to such Junior Lender’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any material contract, mortgage, lease, bond, indenture, agreement, or other instrument to which such Junior Lender is a party or to which any of its properties are subject, (x) to such Junior Lender’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of such Junior Lender pursuant to the terms of any such material contract, mortgage, lease, bond, indenture, agreement, franchise, or other instrument (provided, however, that such Junior Lender shall have the right to grant a lien, charge, encumbrance, claim or security interest in the Junior Loan held by such Junior Lender or any portion thereof to a Loan Pledgee as contemplated by the provisions of Section 16 hereof), (y) violate any judgment, order, injunction, decree, or award of any court, arbitrator, administrative agency or governmental or regulatory body of which such Junior Lender has knowledge against, or binding upon, such Junior Lender or upon any of the securities, properties, assets, or business of such Junior Lender or (z) to such Junior Lender’s knowledge, constitute a violation by such Junior Lender of any statute, law or regulation that is applicable to such Junior Lender.

(viii) Such Junior Lender is a “Qualified Transferee” as such term is defined herein.

(c) First Mezzanine Lender. First Mezzanine Lender hereby represents and warrants as follows:

(i) Exhibit B attached hereto and made a part hereof is a true, correct and complete listing of all of the First Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To First Mezzanine Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the First Mezzanine Loan Documents.

(ii) First Mezzanine Lender is the legal and beneficial owner of the entire First Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16 hereof.

(iii) The First Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan. The Premises do not secure any loan from First Mezzanine Lender to First Mezzanine Borrower or any other Affiliate of Borrower.

(d) Second Mezzanine Lender. Second Mezzanine Lender hereby represents and warrants as follows:

(i) Exhibit C attached hereto and made a part hereof is a true, correct and complete listing of all of the Second Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Second Mezzanine Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Second Mezzanine Loan Documents.

(ii) Second Mezzanine Lender is the legal and beneficial owner of the entire Second Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee as contemplated by the provisions of Section 16 hereof.

(iii) The Second Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan and the First Mezzanine Loan. The Premises do not secure any loan from Second Mezzanine Lender to Second Mezzanine Borrower or any other Affiliate of Borrower.

Section 5. Transfer of Junior Loan, Senior Loan, or Future Funding Obligation.

(a) Junior Lender. Notwithstanding the provisions of Section 9 or any other provisions hereof (including the provisions of Section 12(a)(iii) hereof), but subject to Section 5(f) below, no Junior Lender or any Loan Pledgee with respect to a Junior Loan shall Transfer in the aggregate, taking into account all prior Transfers, more than forty-nine percent (49%) of its respective beneficial interest in its respective Junior Loan to any Person that is not a Qualified Transferee or a Loan Pledgee, without receiving a Rating Agency Confirmation (in which case the related transferee shall thereafter be deemed to be a “Qualified Transferee” for all purposes of this Agreement), and, at least five (5) Business Days prior to such Transfer to a Qualified Transferee, any such Junior Lender shall provide to Senior Lender, the other Junior Lenders and the Rating Agencies a certification that such Transfer will be made to a Qualified

Transferee or a Loan Pledgee, provided that with respect to a Transfer by a Loan Pledgee, such notice shall be given within three (3) Business Days after such Transfer. Any such transferee, must assume in writing the obligations of such Junior Lender hereunder and agree to be bound by the terms and provisions hereof. Such proposed transferee shall also remake each of the representations and warranties contained herein for the benefit of the Senior Lender and the Junior Lenders (which in the case of the representations in Sections 4(c)(i) and 4(d)(i) hereof, as applicable, shall be limited to the knowledge of such transferee).

(b) Senior Junior Lender. Each Senior Junior Lender may, from time to time, in its sole discretion Transfer all or any part of the applicable Senior Junior Loan or any interest therein as permitted herein without the consent of any applicable Subordinate Junior Lender but subject to all of the other provisions and conditions of this Section 5, and, notwithstanding any such Transfer or subsequent Transfer by a transferee of such Senior Junior Lender, such Senior Junior Loan and such Senior Junior Loan Documents shall be and remain a senior obligation with respect to the applicable Subordinate Junior Loans in the respects set forth in this Agreement and in accordance with the terms and provisions of this Agreement; provided, however, in no event shall any such Transfer be to Borrower or to any Affiliate of Borrower (including, without limitation, any Junior Borrower that is an Affiliate of Borrower).

(c) Subordinate Junior Lender. Each Subordinate Junior Lender may, from time to time, in its sole discretion Transfer all or any part of the applicable Subordinate Junior Loan or any interest therein as permitted herein without the consent of any applicable Senior Junior Lender but subject to all of the other provisions and conditions of this Section 5; provided, however, in no event shall any such Transfer be to Borrower or to any Affiliate of Borrower (including, without limitation, any Junior Borrower that is an Affiliate of Borrower).

(d) Directing Junior Lender. If more than one Person shall hold a direct interest in a Junior Loan, the holder(s) of more than fifty percent (50%) of the principal amount of such Junior Loan (unless the applicable participation agreement or co-lender agreement among the holders of such Junior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which Senior Lender and each Junior Lender shall be entitled to rely) shall designate by written notice to Senior Lender and the other Junior Lenders one of such Persons (a “Directing Junior Lender”) to act on behalf of all such Persons holding an interest in such Junior Loan. Except as otherwise agreed in writing by the Senior Lender and Junior Lenders, the Directing Junior Lender shall have the sole right to receive any notices which are required to be given or which may be given to the Junior Lender holding the applicable Junior Loan pursuant to this Agreement and to exercise the rights and power given to the Junior Lender holding the applicable Junior Loan hereunder, including any approval rights of the Junior Lender holding the applicable Junior Loan; provided, that until a Directing Junior Lender has been so designated, the last Person known to the Senior Lender and the other Junior Lenders to hold more than a fifty percent (50%) direct interest in the applicable Junior Loan shall be deemed to be the Directing Junior Lender for such Junior Loan. Once a Directing Junior Lender has been designated hereunder with respect to a Junior Loan, Senior Lender and each other Junior Lender shall be entitled to rely on such designation until it has received written notice from the holder(s) of more than fifty percent (50%) of the principal amount of the applicable Junior Loan of the designation of a different Person to act as the Directing Junior Lender for such Junior Loan (unless the applicable participation agreement or co-lender agreement among the holders of such Junior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which Senior Lender and each Junior Lender shall be entitled to rely). Notwithstanding any provision of this Section 5(d) hereof to the contrary, each Person holding an interest in a Junior Loan shall be deemed to be a Junior Lender with respect to the applicable Junior Loan for purposes of the rights and restrictions contained in Sections 5(a), (b), (c) and (d) hereof, and shall be subject to the rights and restrictions thereof with respect to such Person’s interest in the applicable Junior Loan.

(e) Senior Lender. Senior Lender may, from time to time, in its sole discretion, Transfer all or any of the Senior Loan or any interest therein in accordance with the terms of this Agreement, provided that any such Transferee (other than a Loan Pledgee that has not taken title to the Separate Collateral or, in connection with a Securitization, provided the Transfer is made subject to this Agreement such that such Transferee is bound by this Agreement) assumes in writing the obligations of Senior Lender hereunder accruing from and after such Transfer and (except in connection with a Securitization provided that the Transfer in connection therewith is made subject to this Agreement such that such Transferee is bound by this Agreement) agrees to be bound by the terms and provisions hereof, and notwithstanding any such Transfer or subsequent Transfer, the Senior Loan and the Senior Loan Documents shall be and remain a senior obligation in the respects set forth in this Agreement to the Junior Loan and the Junior Loan Documents in accordance with the terms and provisions of this Agreement. Senior Lender agrees that Senior Lender will not Transfer the Senior Loan to Borrower or any Affiliate of Borrower without the consent of the Junior Lenders.

(f) Transfer of Future Funding Obligations. Each of Senior Lender and Junior Lenders shall have the right to effect a Transfer of the related Future Funding Obligation without the consent of Senior Lender or Junior Lenders (as applicable) provided such Transfer is made to (i) any party listed on Schedule I hereto, (ii) any Qualified Transferee that is rated “A” or better by the Rating Agencies, or (iii) any Person for whom a Rating Agency Confirmation has been obtained. Notwithstanding the foregoing, the transferring Future Funding Lender may not effect a Transfer of the related Future Funding Obligations to Borrower, First Mezzanine Borrower, or Second Mezzanine Borrower or any Affiliate of any of the foregoing without the prior written consent of Senior Lender and Junior Lenders, and, following the Securitization Date, a Rating Agency Confirmation. Any Transfer of the Future Funding Obligations or portions thereof as permitted in this Section 5(f) shall be subject to the following restrictions: (i) all such Transfers shall be made upon at least seven (7) days’ prior written notice to Senior Lender and Junior Lenders, and (ii) a transferee shall (x) execute an assignment and assumption agreement whereby such transferee assumes all or a ratable portion, as the case may be, of the obligations of the transferring Future Funding Lender hereunder (including without limitation, the indemnification obligation under Section 37(f) hereof) with respect to the transferred Future Funding Obligations from and after the date of such Transfer, (y) agree in writing to be bound by this Agreement and (z) assume the obligations of the transferring Future Funding Lender under the Building Loan Documents, the Project Loan Documents, the Senior Loan Documents, the First Mezzanine Loan Documents, or the Second Mezzanine Loan Documents (as applicable) for the benefit of Borrower, First Mezzanine Borrower, or Second Mezzanine Borrower (as applicable). Upon the consummation of a Transfer of Future Funding Obligations or portions thereof, the transferring Future Funding Lender shall be released from all liability arising under this Agreement with respect to such Future Funding Obligations or portion thereof that was the subject of such Transfer, for the period after the effective date of such Transfer; provided, however, that the obligations of the transferring Future Funding Lender under this Section 5(f) shall survive such Transfer.

Section 6. Foreclosure of Separate Collateral.

(a) Notwithstanding the provisions of Section 8 or any other provisions hereof (including the provisions of Section 12(a)(iii) hereof), no Junior Lender nor any Loan Pledgee with respect to a Junior Loan shall complete a foreclosure or otherwise realize upon any of its Equity Collateral (or accept title to such Equity Collateral in lieu of foreclosure, including, without limitation, sell or otherwise transfer the Equity Collateral) unless (i) the transferee of the title to such Equity Collateral is a Qualified Ownership Interest Transferee, (ii) the Premises will be managed by a Qualified Manager within thirty (30) days after the transfer of title, (iii) there is delivered at the transfer of title a non-consolidation opinion which has been reviewed and approved by counsel to such Junior Lender as being in a form which would be in such counsel’s view acceptable to the Rating Agencies, and within ten (10) Business Days after the transfer, a non-consolidation opinion acceptable to the Rating Agencies and the applicable Senior Junior Lenders, (iv) the existing cash management system is maintained, to the extent required under the Senior Loan Documents and the applicable Senior Junior Loan Documents, (v) immediately following such foreclosure reserves for taxes, debt service, capital repair and improvement expenses, tenant improvement expenses, leasing commissions and operating expenses, insurance and ground rents, if any, are, to the extent required under the Senior Loan Documents and the applicable Senior Junior Loan Documents, maintained, (vi) after giving effect to such Transfer, on and after the date of such Transfer, Borrower and the applicable Junior Borrower (to the extent required by the Senior Loan Documents and the applicable Senior Junior Loan Documents) and the transferee of the Equity Collateral are Special Purpose Entities, (vii) such Junior Lender or Loan Pledgee shall have funded into a reserve fund held by the Administrative Agent (the “Soft Costs Reserve”) an amount equal to all Project Loan Costs (as defined in the applicable Junior Loan Agreement) not previously advanced to the applicable Junior Borrower under the related Junior Loan and such amounts shall be used to fund the Future Funding Obligations of the foreclosing Junior Lender, (viii) all outstanding Default Advance Amounts, if any, and the related IRR Lookback Payments, if applicable, plus any and all exit fees and/or prepayment premiums that would otherwise be due and payable upon prepayment, repayment or acceleration of that portion of the Second Mezzanine Loan represented by the Default Advance Amount shall be paid to First Mezzanine Lender or Senior Lender, as applicable, and (ix) notice of the Transfer and an officer’s certificate from an officer of the applicable Junior Lender certifying that all conditions set forth in clauses (i) through (vii) above have been satisfied must be provided to Senior Lender, the applicable Senior Junior Lenders and the Rating Agencies upon the satisfaction of the requirements set forth above (which shall be within thirty (30) days subsequent to the Transfer). In the event that such Transfer results in the explicit release from future liability of any guarantor, indemnitor, pledgor, or other obligor (each, a “Third-Party Obligor”), under the Senior Loan and/or any Senior Junior Loan, or any other guaranty, pledge or indemnity which may constitute a Senior Loan Document and/or a Senior Junior Loan Document (each, a “Third-Party Agreement”), such transferee or an Affiliate thereof reasonably satisfactory to Senior Lender and the applicable Senior Junior Lender shall: (A) execute and deliver to each of Senior Lender and/or the applicable Senior Junior Lender a substitute Third-Party Agreement from a substitute Third-Party Obligor reasonably acceptable to Senior Lender and each applicable Senior Junior Lender, in each case in a form substantially similar to the original Third-Party Agreement that it is replacing or otherwise in form reasonably acceptable to Senior Lender and each applicable Senior Junior Lender, pursuant to which the substitute Third-Party Obligor shall undertake the obligations set forth therein from and after the date of such Transfer (and only to the extent arising from and after the date of such Transfer), and (B) if there are Certificates then outstanding, deliver (or cause to be delivered) to Senior Lender and each Rating Agency, an opinion of counsel that the substitution of the original Third-Party Obligor and the original Third-Party Agreement with a substitute Third-Party Obligor and a substitute Third-Party Agreement, would not cause a “significant modification” of the Senior Loan, as such term is defined in Treasury Regulations Section 1.860G 2(b); provided, however, that any substitute Third-Party Obligor which is a Qualified Transferee shall be deemed satisfactory to Senior Lender and the applicable Senior Junior Lender.

(b) Nothing contained herein shall limit or restrict the right of any Junior Lender to exercise its rights and remedies, in law or in equity, or otherwise, in order to realize on any of its Separate Collateral that is not Equity Collateral (including exercising any remedy against any guarantor (a “Guarantor”) pursuant to any guaranty granted to any Junior Lender as additional collateral to secure the obligations under the applicable Junior Loan Documents) (a “Guaranty Claim”); provided, however, each Junior Lender agrees that it shall not seek or pursue the enforcement of any judgments against Guarantor pursuant to this clause (b) if (i) Senior Lender is simultaneously exercising any rights and remedies that it may have against such Guarantor under any guaranty granted to Senior Lender as additional collateral to secure the obligations under the Senior Loan Documents, (ii) a Senior Junior Lender is simultaneously exercising any rights and remedies that it may have against such Guarantor under any guaranty granted to such Senior Junior Lender as additional collateral to secure the obligations under the Senior Junior Loan Documents and any right of payment of any Junior Lender under a Guaranty Claim shall be subject and subordinate in all respects to the rights and claims of Senior Lender and any applicable Senior Junior Lenders against such Guarantor.

(c) In the event a Junior Lender that is a Qualified Transferee or any Qualified Ownership Interest Transferee purchaser at a UCC sale obtains title to the Equity Collateral, (i) each of Senior Lender and any Senior Junior Lender acknowledges and agrees that any transfer or assumption fee in the Senior Loan Agreement or any Senior Junior Loan Agreement shall be waived as a condition to such Transfer, provided that all reasonable expenses incurred by Senior Lender and by any Senior Junior Lender in connection with any such Transfer shall be paid by such Junior Lender and (ii) any such Transfer shall not constitute a breach or default under the Senior Loan Documents or any Senior Junior Loan Documents, provided that such action is enforced in accordance with the terms and conditions of this Agreement, including Section 6(a) hereof. Senior Lender and any applicable Senior Junior Lender shall not impose any unreasonable delay in connection with any such Transfer.

(d) To the extent that any Qualified Ownership Interest Transferee acquires the Equity Collateral pledged to a Junior Lender pursuant to the Junior Loan Documents in accordance with the provisions and conditions of this Agreement (including, but not limited to Section 12 hereof), such Qualified Ownership Interest Transferee shall acquire the same subject to (i) the Senior Loan and the terms, conditions and provisions of the Senior Loan Documents and (ii) the applicable Senior Junior Loans and the terms, conditions and provisions of the applicable Senior Junior Loan Documents, in each case for the balance of the term thereof, which shall not be accelerated by Senior Lender or the related Senior Junior Lender solely due to such acquisition and shall remain in full force and effect; provided, however, that (A) such Qualified Ownership Interest Transferee shall cause, within ten (10) days after the transfer, (1) Borrower and (2) the applicable Senior Junior Borrowers, in each case to reaffirm in writing, subject to such exculpatory provisions as shall be set forth in the Senior Loan Documents and the related Senior Junior Loan Documents, as applicable, all of the terms, conditions and provisions of the Senior Loan Documents and the related Senior Junior Loan Documents, as applicable, on Borrower’s or the applicable Senior Junior Borrower’s, as applicable, part to be performed and (B) all defaults under (1) the Senior Loan and (2) the applicable Senior Junior Loans, in each case which remain uncured or unwaived as of the date of such acquisition have been cured by such Qualified Ownership Interest Transferee or in the case of defaults that can only be cured by the Junior Lender following its acquisition of the Equity Collateral, the same shall be cured by the Junior Lender prior to the expiration of the applicable Extended Non-Monetary Cure Period.

(e) Nothing contained in Section 5(a) hereof or this Section 6 is intended (i) to limit any Loan Pledgee’s right under its financing documents with any Junior Lender to foreclose against such Junior Lender, provided that such Loan Pledgee complies with the applicable provisions of Section 16 hereof, or (ii) if any such Loan Pledgee has foreclosed under its financing documents as aforesaid, to limit such Loan Pledgee’s right to foreclose against the applicable Junior Borrower’s interest in the Separate Collateral, provided that Loan Pledgee complies with the applicable provisions of Section 5 hereof and this Section 6.

(f) Senior Lender shall direct the Administrative Agent to apply all amounts on deposit in the Soft Costs Reserve to the payment of the applicable Pro-Rata Share of Soft Costs (as defined in the applicable Junior Loan Agreement) in the same manner as if such amounts constituted undisbursed loan proceeds under the Building Loan Agreement, including satisfaction of all applicable conditions to Advances thereunder.

Section 7. Notice of Rating Confirmation. Each Junior Lender shall promptly notify Senior Lender and each other Junior Lender of any intended action relating to its respective Junior Loan which would require Rating Agency Confirmation hereunder and shall cooperate with Senior Lender in obtaining such confirmation. Senior Lender promptly shall notify Junior Lenders of any intended action relating to the Senior Loan which would so require Rating Agency Confirmation and shall cooperate with Junior Lenders in obtaining such confirmation. The party whose actions necessitate or require Rating Agency Confirmation shall pay all fees and expenses of the Rating Agencies in connection with such request.

Section 8. Modifications, Amendments, etc.

(a) Senior Lender shall have the right without the consent of any Junior Lender in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Senior Loan Modification”) of the Senior Loan or any of the Senior Loan Documents provided that no such Senior Loan Modification shall (i) increase the interest rate or principal amount of the Senior Loan except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and Protective Advances, (ii) increase in any other material respect any monetary obligations of Borrower under the Senior Loan Documents, (iii) shorten the scheduled maturity date of the Senior Loan (other than by acceleration of the Senior Loan after the lapse of any cure periods granted to any Junior Lender pursuant to the terms of this Agreement), (iv) increase the amount of any principal payments required under the Senior Loan or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (i) above, (v) convert or exchange the Senior Loan into or for any other indebtedness or subordinate any of the Senior Loan to any indebtedness of Borrower, (vi) accept a grant of any lien on or security interest in any collateral or property of Borrower or any other Person not originally granted or contemplated to be granted under the Senior Loan Documents, (vii) modify or amend the terms and provisions of the Senior Loan Agreement with respect to (A) any reserves or escrows, including, without limitation, those for taxes, insurance and debt service or any provisions regarding the release of funds from escrow (or waive compliance therewith) or reduce or, except as may be reasonably required, increase monthly escrow deposit amounts, (B) any future funding obligation or additional advances of loan proceeds, if any, or (C) the amount of, manner, timing, method of the application of, or order of priority in payment, of payments under the Senior Loan Documents or the Junior Loan Documents, (viii) cross default the Senior Loan with or subordinate the Senior Loan to any other indebtedness, (ix) obtain any equity interest in Borrower or any Junior Borrower, or any contingent interest, additional interest or so called “kicker” measured on the basis of the cash flow or appreciation of the Premises, (x) consent to a higher strike price with respect to the current or any new or extended interest rate cap agreement entered into in connection with the Senior Loan or any extended term of the Senior Loan or waive the requirement for a interest rate cap agreement if now or in the future called for under the Senior Loan Documents or waive or release any obligation of the counterparty under any interest rate cap agreement, (xi) amend or modify the transfer or encumbrance provisions in the Senior Loan Documents, (xii) spread the lien of any Mortgage to encumber additional real property, (xiii) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or impose any prepayment fee or premium or yield or spread maintenance charge in connection with a prepayment of the Senior Loan when none is now required or after the current maturity date of the Senior Loan or increase the amount of such prepayment fee, premium or yield or spread maintenance charge, (xiv) modify or amend, in any material respect, the terms and provisions of Section 5.1 of the Senior Loan Agreement (including any deductibles, limits, qualifications of insurers or terrorism insurance requirements), (xv) release its lien on any material portion of the collateral originally granted under the Senior Loan Documents (except as may be required in accordance with the terms of the Senior Loan Documents), (xvi) amend or modify the definition of Event of Default under the Senior Loan Documents, (xvii) impose any additional fees upon Borrower that would be required to be paid on a periodic or regular basis, (xviii) add provisions which would prohibit or restrict any Junior Lender (or any transferee of the interest in any Junior Loan) from acquiring the interest of the applicable Junior Borrower by foreclosure of the applicable Equity Collateral, (xix) reduce any minimum release price for a condominium unit once established, or (xx) release in writing any guarantor of the Senior Loan; provided, however, in no event shall Senior Lender be obligated to get any Junior Lender’s consent to a Senior Loan Modification prohibited above in the case of a workout or other surrender, extension, compromise, release, renewal, or indulgence relating to the Senior Loan following the occurrence and continuance of an Event of Default under the Senior Loan Documents, except, that (A) under no condition shall the principal balance of Senior Loan be increased in violation of item (i) above (with respect to increase in principal amount only) or the provisions of item (xiii) or (xviii) above be violated, without in each case the prior written consent of each of the Junior Lenders and (B) during any Monetary Cure Period, Extended Monetary Cure Period, Non-Monetary Cure Period or Extended Non-Monetary Cure Period, provided that each Junior Lender is in compliance with the provisions of Section 6 above, Senior Lender will not violate the other provisions of items (i) through (xviii) above without the prior written consent of each Junior Lender. In addition and notwithstanding the foregoing provisions of this Section 8(a), any amounts funded by Senior Lender pursuant to the Senior Loan Documents as a result of (1) the making of any Protective Advances or other advances by Senior Lender expressly permitted by the terms of the Senior Loan Documents, or (2) interest accruals or accretions provided for in the Senior Loan Documents as of the date hereof and any compounding thereof (including default interest), shall not be deemed to contravene this Section 8(a); for the purposes of this sentence the term “Protective Advances” shall include all advances where the sums advanced are advanced for the benefit of the Premises whether or not expressly provided for in the Senior Loan Documents.

(b) Each Subordinate Junior Lender shall have the right without the consent of Senior Lender or any Senior Junior Lender, in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Junior Loan Modification”) of its Junior Loan or Junior Loan Documents, provided, that without first receiving the consent of Senior Lender and any applicable Senior Junior Lender, no such Junior Loan Modification shall: (i) increase the interest rate or principal amount of the applicable Junior Loan except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and Protective Advances, (ii) increase in any other material respect any monetary obligations of the applicable Junior Borrower under the applicable Junior Loan Documents, (iii) shorten the scheduled maturity date of the applicable Junior Loan (other than by an acceleration of such Junior Loan after the lapse of any cure periods granted to any Subordinate Junior Lender pursuant to the terms of this Agreement), (iv) modify or change the Junior Loan Documents in a manner that would change, or have the effect of changing, the obligation to pay or remit any Default Advance Amounts as and when due and in the amounts due under this Agreement or increase the amount of any principal payments required under the applicable Junior Loan or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (i) above, (v) convert or exchange the applicable Junior Loan into or for any other indebtedness, or subordinate any of such Junior Loan, to any indebtedness of the applicable Junior Borrower, (vi) accept a grant of any lien on or security interest in any collateral or property of the applicable Junior Borrower or any other Person not originally granted or contemplated to be granted under the applicable Junior Loan Documents, (vii) obtain any equity interest in Borrower or any Junior Borrower other than the applicable Junior Borrower, or any contingent interest, additional interest or so called “kicker”, (viii) spread the lien and security interest of the Pledge Agreement to encumber additional collateral, (ix) cross-default the applicable Junior Loan with any other indebtedness other than the Senior Loan and any Senior Junior Loan, (x) amend or modify the transfer or encumbrance provisions in the applicable Junior Loan Documents, (xi) consent to a higher strike price with respect to the current or any new or extended interest rate cap agreement entered into in connection with the applicable Junior Loan or any extended term of the applicable Junior Loan, (xii) reduce any minimum release price for a condominium unit once established, or (xiii) release in writing any guarantor of the applicable Junior Loan. In addition and notwithstanding the foregoing provisions of this Section 8(b), any amounts funded by a Junior Lender under its respective Junior Loan Documents as a result of (1) the making of any Protective Advances or other advances by such Junior Lender expressly permitted by the terms of its Junior Loan Documents as of the date hereof or (2) interest accruals or accretions and any compounding thereof (including default interest) shall not be deemed to contravene this Section 8(b). Notwithstanding the foregoing, in addressing an Event of Default that has occurred under any Junior Loan Documents, or if a Junior Lender in good faith believes that a Default (as defined in the applicable Junior Loan Agreement) has occurred and Senior Lender and the applicable Senior Junior Lenders, in their reasonable discretion, concur that such Default under the applicable Junior Loan has occurred, the applicable Junior Lender shall be permitted to amend or modify the applicable Junior Loan in connection with a workout or other surrender, compromise, release, renewal or modification of such Junior Loan, provided that under no conditions shall clause (i) above (with respect to increases in principal amounts only), clause (ii), clause (iii) (with respect to shortening the maturity only), clause (iv), clause (v), or clause (vii) above be modified without the prior written consent of Senior Lender and the applicable Senior Junior Lenders, and provided further that any such amendment or modification shall not (A) increase the per annum rate at which interest is payable under the applicable Junior Loan, unless such additional interest accrues and is contingent and if no Event of Default under the Senior Loan and any applicable Senior Junior Loans exists, then such additional interest may be paid from excess net cash flow that would otherwise be payable to Borrower or any Junior Borrower, or (B) require any specified sums as amortization payments other than as now provided under the applicable Junior Loan Documents (however, such Junior Lender will be permitted to retain excess net cash flow that would otherwise be payable to Borrower or any applicable Junior Borrower and to apply such cash flow to the amortization of the principal balance of the applicable Junior Loan or to deferred interest under the applicable Junior Loan, subject to any prior right to such funds under the Senior Loan Cash Management Agreement and any applicable Senior Junior Cash Management Agreement).

(c) Each Senior Junior Lender shall have the right without the consent of any applicable Subordinate Junior Lender, in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Senior Junior Loan Modification”) of its Senior Junior Loan or Senior Junior Loan Documents, provided, that without first receiving the consent of any applicable Subordinate Junior Lender, no such Senior Junior Loan Modification shall: (i) increase the interest rate or principal amount of the applicable Senior Junior Loan except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and Protective Advances, (ii) increase in any other material respect any monetary obligations of the applicable Senior Junior Borrower under the applicable Senior Junior Loan Documents, (iii) shorten the scheduled maturity date of the applicable Senior Junior Loan (other than by acceleration of such Senior Junior Loan after the lapse of any cure periods granted to any Subordinate Junior Lender pursuant to the terms of this Agreement), (iv) modify or change the obligation to pay or remit any Default Advance Amounts due under this Agreement or increase the amount of any principal payments required under the applicable Senior Junior Loan or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (i) above, (v) convert or exchange the applicable Senior Junior Loan into or for any other indebtedness, or subordinate any of such Senior Junior Loan, to any indebtedness of the applicable Senior Junior Borrower, (vi) accept a grant of any lien on or security interest in any collateral or property of the applicable Senior Junior Borrower or any other Person not originally granted or contemplated to be granted under the applicable Senior Junior Loan Documents, (vii) modify or amend the terms and provisions of the applicable Senior Junior Loan Agreement with respect to (A) any reserves or escrows, including, without limitation, those for taxes, insurance and debt service or any provisions regarding the release of funds from escrow (or waive compliance therewith) or reduce or, except as may be reasonably required, increase monthly escrow deposit amounts, (B) any future funding obligation or additional advances of loan proceeds, if any, or (C) the amount of, manner, timing, method of the application of, or order of priority in payment, of payments under the applicable Senior Junior Loan Documents or the applicable Subordinate Junior Loan Documents, (viii) intentionally omitted, (ix) obtain any equity interest in Borrower or any Junior Borrower other than the applicable Senior Junior Borrower, or any contingent interest, additional interest or so called “kicker”, (x) intentionally omitted, (xi) amend or modify the transfer or encumbrance provisions in the applicable Senior Junior Loan Documents, (xii) spread the lien and security interest of the applicable Pledge Agreement to encumber additional collateral, (xiii) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or impose any prepayment fee or premium or yield or spread maintenance charge in connection with a prepayment of the applicable Senior Junior Loan when none is now required or after the current maturity date of the applicable Senior Junior Loan or increase the amount of such prepayment fee, premium or yield or spread maintenance charge, (xiv) modify or amend, in any material respect, the terms and provisions of Section 5.1 of the applicable Senior Junior Loan Agreement, (xv) release its lien on any material portion of the collateral originally granted under the applicable Senior Junior Loan Documents (except as may be required in accordance with the terms of the Senior Loan Documents, the more senior Senior Junior Loan Documents or the applicable Senior Junior Loan Documents), (xvi) amend or modify the definition of Event of Default under the applicable Senior Junior Loan Documents, (xvii) impose any additional fees upon the applicable Senior Junior Borrower that would be required to be paid on a periodic or regular basis, (xviii) add provisions which would prohibit or restrict any other Junior Lender (or any transferee of an interest in any other Junior Loan) from acquiring the interest of the applicable Senior Junior Borrower by foreclosure of the applicable Equity Collateral, (xix) reduce any minimum release price for a condominium unit once established, or (xx) release in writing any guarantor of the applicable Senior Junior Loan. In addition and notwithstanding the foregoing provisions of this Section 8(c), any amounts funded by a Senior Junior Lender under its respective Senior Junior Loan Documents as a result of (1) the making of any Protective Advances or other advances by such Senior Junior Lender expressly permitted by the terms of its Senior Junior Loan Documents as of the date hereof or (2) interest accruals or accretions and any compounding thereof (including default interest) shall not be deemed to contravene this Section 8(c); provided, however, in no event shall the applicable Senior Junior Lender be obligated to get any Subordinate Junior Lender’s consent to a Senior Junior Loan Modification prohibited above in the case of a workout or other surrender, extension, compromise, release, renewal, or indulgence relating to the applicable Senior Junior Loan following the occurrence and continuance of an Event of Default under the applicable Senior Junior Loan Documents, except, that (A) under no condition shall the principal balance of the applicable Senior Junior Loan be increased in violation of item (i) above (with respect to increase in principal amount only) or the provisions of item (xiii) or (xviii) above be violated, without in each case the prior written consent of each of the Subordinate Junior Lenders and (B) during any Junior Loan Monetary Cure Period, Junior Loan Extended Monetary Cure Period, Junior Loan Non-Monetary Cure Period or Junior Loan Extended Non-Monetary Cure Period, provided that each Subordinate Junior Lender is in compliance with the provisions of Section 6 above, the applicable Senior Junior Lender will not violate the other provisions of items (i) through (xviii) above without the prior written consent of each Subordinate Junior Lender.

(d) Senior Lender shall deliver to Junior Lenders promptly upon execution thereof, copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of the Senior Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by Senior Lender).

(e) Each Junior Lender shall deliver to Senior Lender and the other Junior Lenders promptly upon execution thereof copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of its respective Junior Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by such Junior Lender).

(f) Each Junior Lender shall consent to the amendment or modification of a Junior Borrower’s organizational documents upon request by Senior Lender and/or the applicable Senior Junior Lender in order to satisfy requests made by Rating Agencies rating any Certificates, provided that such amendment or modification does not have a material adverse effect on the Junior Loan and the costs and expenses thereof are not payable by such Junior Lender.

Section 9. Subordination of Junior Loans and Junior Loan Documents.

(a) Each Junior Lender hereby subordinates and makes junior the Junior Loan held by such Junior Lender, the related Junior Loan Documents and the liens and security interests created thereby, and all rights, remedies, terms and covenants contained therein to (i) the Senior Loan and the applicable Senior Junior Loans, (ii) the liens and security interests created by the Senior Loan Documents and the applicable Senior Junior Loan Documents, and (iii) all of the terms, covenants, conditions, rights and remedies contained in the Senior Loan Documents and the applicable Senior Junior Loan Documents and no extensions, modifications, consolidations, supplements, amendments, replacements and restatements of and/or to the Senior Loan Documents or the applicable Senior Junior Loan Documents that are permitted by Section 8 hereof shall affect the subordination thereof as set forth in this Section 9. Senior Lender and the Junior Lenders each hereby acknowledge and agree except as set forth in Section 6(b) hereof, that:

(A) Senior Lender has not acquired, and shall not hereafter acquire, any lien on, or any other interest whatsoever in the Separate Collateral relating to any Junior Loan that is held by the related Junior Lender, or any part thereof and that collection from such Separate Collateral, the exercise of remedies and realization upon such Separate Collateral by such Junior Lender or any applicable Loan Pledgee and the application of proceeds therefrom as such Junior Lender deems appropriate in its discretion are, except as set forth in Section 6(b) hereof, expressly permitted and shall not constitute a default or an event of default under this Agreement, the Senior Loan Documents or the applicable Junior Loan Documents;

(B) No other property of a Junior Borrower is collateral for the Senior Loan;

(C) No Senior Junior Lender has acquired, and no Senior Junior Lender shall hereafter acquire, any lien on, or any other interest whatsoever in the Separate Collateral relating solely to any Subordinate Junior Loan that is held by the related Subordinate Junior Lender, or any part thereof and that collection from any such Separate Collateral, the exercise of remedies and realization upon such Separate Collateral by such Subordinate Junior Lender or any applicable Loan Pledgee and the application of proceeds therefrom as such Subordinate Junior Lender deems appropriate in its discretion are, except as set forth in Section 6(b) hereof, expressly permitted and shall not constitute a default or an event of default under this Agreement, the applicable Senior Junior Loan Documents or the applicable Subordinate Junior Loan Documents;

(D) No property other than the Separate Collateral for an applicable Subordinate Junior Loan of the applicable Subordinate Junior Borrower is collateral for any Senior Junior Loan;

(E) No Junior Borrower has any legal obligations to pay the Senior Loan or to render any other performance under the Senior Loan Documents and no more junior Subordinate Junior Borrower has any legal obligations to pay any more senior Senior Junior Loan or to render any other performance under the Junior Loan Documents for a more senior Senior Junior Loan; and

(F) Senior Lender is not a creditor of any Junior Borrower and no more senior Senior Junior Lender is a creditor of any other more junior Subordinate Junior Borrower.

(b) Except with respect to the Separate Collateral, every document and instrument included within the Junior Loan Documents shall be subject and subordinate to each and every document and instrument included within the Senior Loan Documents and the applicable Senior Junior Loan Documents and all extensions, modifications, consolidations, supplements, amendments, replacements and restatements of and/or to the Senior Loan Documents and the applicable Senior Junior Loan Documents to the extent such extensions, modifications, consolidations, supplements, amendments, replacements and restatements are permitted by the terms hereof.

Section 10. Payment Subordination.

(a) Except (i) as otherwise expressly provided in this Agreement and (ii) in connection with the exercise by a Junior Lender of its rights and remedies with respect to the Separate Collateral in accordance with the terms of this Agreement, (x) all of such Junior Lender’s rights to payment of the Junior Loan held by such Junior Lender and the obligations evidenced by the related Junior Loan Documents are hereby subordinated to all of Senior Lender’s rights to payment by Borrower of the Senior Loan and the obligations secured by the Senior Loan Documents, and such Junior Lender shall not accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise, but excluding, the proceeds received from any bona-fide third party in connection with a secured party sale of such Junior Lender’s Equity Collateral, which may be retained by such Junior Lender) from Borrower and/or from the Premises prior to the date that all of the Senior Loan Liabilities then due under to Senior Lender under the Senior Loan Documents and all Default Advance Amounts, if any, due to Senior Lender in accordance with this Agreement are paid in full and (y) all of such Junior Lender’s rights to payment of the Junior Loan held by such Junior Lender and the obligations evidenced by the related Junior Loan Documents are hereby subordinated to all of the applicable Senior Junior Lender’s rights to payment by the applicable Senior Junior Borrowers of the applicable Senior Junior Loans and the obligations secured by the applicable Senior Junior Loan Documents, and such Junior Lender shall not accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set off, counterclaim or otherwise, but excluding, the proceeds received from any bona-fide third party in connection with a secured party sale of such Junior Lender’s Equity Collateral, which may be retained by such Junior Lender) from Borrower, the Premises, from the applicable Senior Junior Borrower and/or the proceeds from items identified in clauses (i) or (ii) of the definition of Separate Collateral (but excluding, the proceeds received from any bona-fide third party in connection with a secured party sale of such Junior Lender’s Equity Collateral) securing or guaranteeing the applicable Senior Junior Loans prior to the date that all obligations of the applicable Senior Junior Borrowers to the applicable Senior Junior Lenders under the applicable Senior Junior Loan Documents and all Default Advance Amounts, if any, due to Senior Junior Lender in accordance with this Agreement are paid in full.

(b) If (i) a Proceeding with respect to Borrower shall have occurred and has not been dismissed or (ii) there shall have occurred and be continuing an Event of Default under the Senior Loan Documents, after giving effect to Junior Lender’s cure rights pursuant to Section 12 hereof, except as expressly otherwise provided herein, Senior Lender shall be entitled to receive payment and performance in full of all amounts due or to become due to Senior Lender (including any Default Advance Amounts) before any Junior Lender is entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of Borrower being subordinated to the payment of the Junior Loans) on account of any Junior Loan. If (i) a Proceeding with respect to Senior Junior Borrower shall have occurred and has not been dismissed or (ii) there shall have occurred and be continuing an Event of Default under the Senior Junior Loan Documents, after giving effect to Subordinate Junior Lender’s cure rights pursuant to Section 12 hereof, the Senior Junior Lender holding the applicable Senior Junior Loan shall be entitled to receive payment and performance in full of all amounts due or to become due to such Senior Junior Lender (including any Default Advance

Amounts) before any applicable Subordinate Junior Lender is entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of any Junior Borrower being subordinated to the payment of the applicable Senior Junior Loans) on account of any applicable Subordinate Junior Loan. All payments or distributions upon or with respect to a Junior Loan which are received by a Junior Lender contrary to the provisions of this Agreement shall be received by such Junior Lender in trust for the benefit of Senior Lender and the applicable Senior Junior Lenders to the extent payable to the applicable Senior Junior Lenders and shall be paid within two (2) Business Days of receipt thereof over first to Senior Lender to the extent then payable to Senior Lender and then to the applicable Senior Junior Lenders in the same form as so received and shall be paid over to Senior Lender in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or performance first of the Senior Loan Liabilities in accordance with the terms of the Senior Loan Documents and then for, the payment or performance of the applicable Senior Junior Loan Liabilities in accordance with the terms of the Senior Junior Loan Documents. Nothing contained herein shall prohibit a Junior Lender from making Protective Advances (and adding the amount thereof to the principal balance of its Junior Loan) notwithstanding the existence of a default under the Senior Loan at such time.

(c) Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, Sections 10(a) and (b) hereof, provided that (x) after giving effect to each Junior Lender’s cure rights pursuant to Section 12 hereof, no Event of Default shall exist and be continuing under the Senior Loan Documents or the applicable Senior Junior Loan Documents, or Junior Lender shall be pursuing its rights with respect to an Extended Non-Monetary Cure Period in accordance with and subject to the terms and conditions set forth in Section 12 hereof with respect thereto and (y) the maturity date of the Senior Loan and the applicable Senior Junior Loan (in each case, as the same may be extended) has not occurred or been accelerated (unless following any such acceleration the Senior Loan and/or the applicable Senior Junior Loan was reinstated and no Event of Default exists thereunder):

(i) a Junior Lender may accept and retain current and delinquent payments due and payable from time to time which the applicable Junior Borrower is obligated to pay to such Junior Lender, or prepayments permitted to be made by such Junior Borrower, in either case in accordance with the terms and conditions of the applicable Junior Loan Documents. If funds are distributed to a Junior Lender in accordance with the Senior Loan Documents or the applicable Senior Junior Loan Documents, Senior Lender and the applicable Senior Junior Lender agrees that, absent clear evidence of error, such distribution shall be deemed to have been properly paid to such Junior Lender and may be accepted and retained by such Junior Lender;

(ii) a Junior Lender may accept and retain amounts received in connection with the exercise of its rights and remedies with respect to the Separate Collateral; and

(iii) a Junior Lender may accept and retain prepayments of its respective Junior Loan, together with any prepayment fee payable pursuant to such Junior Loan Documents, from funds other than those funds held pursuant to the Senior Cash Management Agreement or any applicable Senior Junior Loan Cash Management Agreement.

(d) Subject to the terms and provisions of Section 6 hereof, a Junior Lender may, in it sole and absolute discretion without Senior Lender’s or any Senior Junior Lender’s consent, take any Equity Collateral Enforcement Action; provided, however, (i) such Junior Lender shall, prior to commencing any Equity Collateral Enforcement Action, give the Senior Lender and the applicable Senior Junior Lenders written notice of the default which would permit such Junior Lender to commence such Equity Collateral Enforcement Action, as well as provide Senior Lender and the applicable Senior Junior Lenders with copies of any and all material notices, pleadings, agreements, motions and briefs served upon, delivered to or with any party to any Equity Collateral Enforcement Action, (ii) such Junior Lender shall keep the Senior Lender and the applicable Senior Junior Lenders reasonably apprised as to the status of any Equity Collateral Enforcement Action and (iii) if and to the extent that a Qualified Transferee acquires all of the ownership interests in an applicable Junior Borrower pursuant to an Equity Collateral Enforcement Action in accordance with the terms of this Agreement, then upon, from and after the vesting of title thereto, such Junior Lender’s rights pursuant to Sections 12 and 14 hereof and the obligations of Senior Lender and the applicable Senior Junior Lenders pursuant to Sections 12 and 14 hereof with respect to such Junior Lender shall be null and void and of no further force and effect and every other provision in this Agreement which references such Sections, rights or obligations shall thereafter be read as if such reference, right or obligation were not contained or specified therein with respect to such Junior Lender. Nothing in this Agreement is intended to create and this Agreement does not create any security interest by any Junior Lender in favor of Senior Lender and the applicable Senior Junior Lenders and shall not constitute a guarantee by any Junior Lender of its respective Junior Borrower’s obligations under the applicable Junior Loan Documents.

(e) In the event of a casualty to the buildings or improvements constructed on any portion of the Premises or a condemnation or taking under a power of eminent domain of all or any portion of the Premises, the buildings or improvements thereon, Senior Lender shall have a first and prior interest in and to any payments, awards, proceeds, distributions, or consideration arising from any such event after deducting the costs of collection (the “Award”), provided that if the amount of the Award is in excess of all amounts owed to Senior Lender under the Senior Loan Documents and either the Senior Loan has been paid in full or Borrower is entitled to a remittance of same under the Senior Loan Documents other than to restore the Premises, provided no Event of Default exists under the Senior Loan, such excess Award or portion to be so remitted to Borrower shall, if the applicable Junior Loan Documents provide that such excess is payable to the related Junior Lender and to the extent permitted under the Senior Loan Documents, be paid to or held by Senior Lender (or any other person or entity), and distributed in the following order of priority: (i) first, to Senior Lender in an amount equal to any Default Advance Amount advanced by Senior Lender, (ii) second, to the First Mezzanine Lender in an amount equal to the amount due the First Mezzanine Lender under the First Mezzanine Loan Documents, (iii) third, to First Mezzanine Lender in an amount equal to any Default Advance Amount advanced by First Mezzanine Lender, (iv) fourth, to the Second Mezzanine Lender in an amount equal to the amount due the Second Mezzanine Lender under the Second Mezzanine Loan Documents, and (v) fifth, to Borrower. In the event of any competing claims, Senior Lender shall continue to hold such excess Award until Senior Lender receives an agreement signed by all parties making a claim to the excess Award or a final order of a court of competent jurisdiction directing Senior Lender as to how the excess Award is to be distributed. Notwithstanding the foregoing, in the event of a casualty or condemnation, Senior Lender shall release the Awards in any such event to Borrower if and to the extent required by the terms and conditions of the Senior Loan Documents in order to repair and restore the Premises or any portion thereof in accordance with the terms and provisions of the Senior Loan Documents. Awards made available to Borrower for the repair or restoration of the Premises or any portion thereof shall not be subject to attachment by any Junior Lender, but this sentence is not intended to otherwise affect any lien, if any, that a Junior Lender may have upon such proceeds. Senior Lender shall use reasonable efforts to promptly (x) notify each Junior Lender of any requests by Borrower for the release of any Award and (y) provide each Junior Lender with any documentation delivered by Borrower to Senior Lender with respect to any such request by Borrower for the release of any Award.

(f) With respect to any insurance policies (collectively, the “Policies”) for the Premises for which a Junior Lender and/or its Affiliate are identified as “named insureds” or “additional insureds”, until such time as the Senior Loan has been paid in full, each Junior Lender acknowledges and agrees that no Junior Lender nor any of its Affiliates shall have any right whatsoever to (i) contest or challenge (in their capacity as named insureds) any such settlement or adjustment approved by Senior Lender, (ii) disapprove any settlement or adjustment of any claim or any distribution of proceeds under the Policies approved by Senior Lender, or (iii) be issued checks, drafts or wires (jointly or otherwise) representing proceeds of the Policies. Nothing contained in this subparagraph (f) is meant to limit any rights that a Junior Lender has under its respective Junior Loan Documents to approve of any action taken by the applicable Junior Borrower. Senior Lender shall, at a Junior Lender’s request, advise such Junior Lender from time to time as to the status of any settlement or adjustment of any claim or any distribution of proceeds under the Policies.

Section 11. Rights of Subrogation; Bankruptcy.

(a) Marshalling of Assets and Information. Each of the Junior Lenders and Senior Lender hereby waives any requirement for marshaling of assets hereby or the right to assert that an election of remedies has occurred in connection with any foreclosure of any security interest or any other realization upon collateral in respect of the Senior Loan Documents or the Junior Loan Documents, as applicable, or any exercise of any rights of set-off or otherwise. Each of the Junior Lenders and Senior Lender assumes all responsibility for keeping itself informed as to the condition (financial or otherwise) of Borrower, each Junior Borrower, the condition of the Premises and all other collateral and other circumstances and, except for notices expressly required by this Agreement, neither Senior Lender nor any Junior Lender shall have any duty whatsoever to obtain, advise or deliver information or documents to the others relative to such condition, business, assets and/or operations.

(b) Fiduciary Duties. Each Junior Lender agrees that Senior Lender owes no fiduciary duty to any Junior Lender in connection with the administration of the Senior Loan and the Senior Loan Documents and each Junior Lender agrees not to assert any such claim. Senior Lender agrees that none of the Junior Lenders owes any fiduciary duty to Senior Lender in connection with the administration of the Junior Loans and the Junior Loan Documents and

Senior Lender agrees not to assert any such claim. Each Junior Lender agrees that no Junior Lender owes any fiduciary duty to any other Junior Lenders in connection with the administration of a Junior Loan and the related Junior Loan Documents and each Junior Lender agrees not to assert any such claim.

(c) Payments, Distributions and Protective Advances. No payment or distribution to Senior Lender pursuant to the provisions of this Agreement and no Protective Advance by a Junior Lender and no other action taken by a Junior Lender to cure any default under the Senior Loan Documents shall entitle such Junior Lender to exercise any right of subrogation in respect thereof or provide such Junior Lender with any claim against Borrower, in each case, prior to the payment in full of the Senior Loan Liabilities, and each of the Junior Lenders agrees that, except with respect to the enforcement of its remedies under the Junior Loan Documents related to the Junior Loan held by such Junior Lender permitted hereunder, prior to the satisfaction of all Senior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises or any other collateral now securing the Senior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Loan Documents or the liens, rights, estates and interests created thereby. No payment or distribution to any applicable Senior Junior Lender pursuant to the provisions of this Agreement and no Protective Advance by a Junior Lender shall entitle such Junior Lender to exercise any right of subrogation in respect thereof prior to the payment in full of the applicable Senior Junior Loan Liabilities, and each Junior Lender agrees that, except with respect to the enforcement of its remedies under the Junior Loan Documents related to the Junior Loan held by such Junior Lender permitted hereunder, prior to the satisfaction of all applicable Senior Junior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises, the Separate Collateral of any applicable Senior Junior Lender or any other collateral now securing the Senior Loan or any applicable Senior Junior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the applicable Senior Junior Loan Documents or the Senior Loan Documents or the liens, rights, estates and interests created thereby.

(d) Bankruptcy.

(i) Subject to Section 31 hereof, the provisions of this Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case, proceeding or other action by or against Borrower, any Junior Borrower or any SPE Constituent Entity under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors (a “Proceeding”).

(ii) For as long as the Senior Loan shall remain outstanding, none of the Junior Lenders shall solicit, direct or cause Borrower or any other entity which Controls Borrower (the “Borrower Group”) or any other Person to: (1) commence any Proceeding against Borrower or any SPE Constituent Entity; (2) institute proceedings to have Borrower or any SPE Constituent Entity adjudicated a bankrupt or insolvent; (3) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against Borrower or any SPE Constituent Entity; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of Borrower or any SPE Constituent Entity; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Borrower or any SPE Constituent Entity or a substantial portion of any of its respective property, including without limitation, the Premises, or any portion thereof, and any other collateral securing the Senior Loan, or any portion thereof; (6) make an assignment for the benefit of any creditor of Borrower or any SPE Constituent Entity; (7) seek to consolidate the Premises or any other assets of Borrower or any SPE Constituent Entity with the assets of any Junior Borrower or any member of the Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; (8) seek to consolidate Borrower with any Junior Borrower or any member of Borrower Group; or (9) take any action in furtherance of any of the foregoing. The terms and provisions of this Section 11(d) apply to each Junior Lender solely in its respective capacity as a Junior Lender. If any Junior Lender commences an Equity Collateral Enforcement Action against any Junior Borrower, and pursuant to such Equity Collateral Enforcement Action, such Junior Lender takes title to the Equity Collateral of such Junior Borrower, from and after the date title to such Equity Collateral is vested in such Junior Lender (as applicable), such Junior Lender shall be bound by the terms and provisions of the respective organizational documents of such Junior Borrower regarding bankruptcy and all matters requiring the vote of the independent directors/managers/members of such Junior Borrower.

(iii) In the event that a Junior Lender is deemed to be a creditor of Borrower in any Proceeding: (1) each of the Junior Lenders hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against Borrower or any SPE Constituent Entity without the prior consent of Senior Lender, except to the extent necessary to preserve or realize upon such Junior Lender’s interest in any Separate Collateral pledged to such Junior Lender pursuant to the Junior Loan Documents related to the Junior Loan held by such Junior Lender; provided, however, that any such filing shall not be as a creditor of the Borrower; (2) Senior Lender may vote in any such Proceeding any and all claims of such Junior Lender, and each of the Junior Lenders hereby appoints the Senior Lender as its agent, and grants to the Senior Lender an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to such Junior Lender in connection with any case by or against Borrower or any SPE Constituent Entity in any Proceeding, including without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, Senior Lender may vote on behalf of such Junior Lender only if the proposed plan would result in Senior Lender being “impaired” (as such term is defined in the United States Bankruptcy Code); and (3) no Junior Lender shall challenge the validity or amount of any claim submitted in such Proceeding by Senior Lender in good faith or any valuations of the Premises, or any portion thereof, or other Senior Loan collateral submitted by Senior Lender in good faith, in such Proceeding or take any other action in such Proceeding, which is adverse to Senior Lender’s enforcement of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code). Prior to Securitization of the Senior Loan (or after a Securitization of the Senior Loan if Senior Lender owns all of the Certificates), Senior Lender shall not have the rights provided in this Section 11(d) if Senior Lender is an Affiliate of Borrower.

(iv) For as long as any applicable Senior Junior Loan with respect to a Junior Lender shall remain outstanding, such Junior Lender shall not, and shall not solicit any Person to, and shall not direct or cause the Junior Borrower under the Junior Loan held by such Junior Lender to direct or cause such Junior Borrower or any entity which Controls such Junior Borrower (as applicable, the “Junior Borrower Group”) to: (1) commence any Proceeding against any applicable Senior Junior Borrower; (2) institute proceedings to have any applicable Senior Junior Borrower adjudicated a bankrupt or insolvent; (3) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against any applicable Senior Junior Borrower; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of any applicable Senior Junior Borrower; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for any applicable Senior Junior Borrower, Separate Collateral for any applicable Senior Junior Loan (or any portion thereof) or any other collateral securing any applicable Senior Junior Loan (or any portion thereof); (6) make an assignment for the benefit of any creditor of any applicable Senior Junior Borrower; (7) seek to consolidate the Separate Collateral for any applicable Senior Junior Loan (or any portion thereof) or any other assets of any applicable Senior Junior Borrower with the assets of the Junior Borrower under the Junior Loan held by such Junior Lender or any member of the applicable Junior Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; or (8) take any action in furtherance of any of the foregoing.

(v) In the event that a Junior Lender is deemed to be a creditor of any applicable Senior Junior Borrower in any Proceeding: (1) such Junior Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against any applicable Senior Junior Borrower without the prior consent of the applicable Senior Junior Lenders, except to the extent necessary to preserve or realize upon its interest in the Equity Collateral; provided, however, that any such filing shall not be as a creditor of any applicable Junior Borrower; (2) the applicable Senior Junior Lenders in their respective order of priority may vote in any such Proceeding any and all claims of such Junior Lender, and such Junior Lender hereby appoints the applicable Senior Junior Lenders in their respective order of priority as its agent, and grants to the applicable Senior Junior Lenders in their respective order of priority an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to the applicable Senior Junior Lenders in connection with any case by or against the applicable Senior Junior Borrowers in any Proceeding, including without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, the applicable Senior Junior Lenders in their respective order of priority may vote on behalf of such Junior Lender only if the proposed plan would result in such applicable Senior Junior Lender being “impaired” (as such term is defined in the United States Bankruptcy Code); and (3) such Junior Lender shall not challenge the validity or amount of any claim submitted in such Proceeding by any applicable Senior Junior Lender in good faith or any valuations of the Separate Collateral for such Senior Junior Lender’s Senior Junior Loan or other collateral for such applicable Senior Junior Loan submitted by such applicable Senior Junior Lender in good faith, in such Proceeding or take any other action in such Proceeding, which is adverse to enforcement by any applicable Senior Junior Lender of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code).

(vi) The terms and provisions of this Section 11(d) apply to each Junior Lender solely in its capacity as a Junior Lender.

Section 12. Rights of Cure.

(a) Senior Loan Default. Prior to Senior Lender commencing any Enforcement Action under the Senior Loan Documents, Senior Lender shall provide written notice of such default to each Junior Lender and any Loan Pledgee entitled to notice thereof pursuant to Section 16 hereof, whether or not Senior Lender is obligated to give notice thereof to Borrower (each, a “Senior Loan Default Notice”) and shall provide each Junior Lender and any Loan Pledgee with an opportunity to cure such default in accordance with the provisions of this Section 12. In the event Senior Lender has delivered a Senior Loan Default Notice pursuant to Sections 12(a)(i) or (ii) below which has not been cured by a Junior Lender, Senior Lender shall provide the Junior Lenders with copies of any and all material notices relating to such Event of Default, pleadings, agreements, motions and briefs served upon, delivered to or with any party to any Enforcement Action and otherwise keep the Junior Lenders reasonably apprised as to the current status of any Enforcement Action. Prior to or concurrently with undertaking any curative action with respect to the Senior Loan, a Junior Lender shall provide the other Junior Lenders with written notice thereof. Senior Lender shall permit the Junior Lenders an opportunity to cure such default before completing any Enforcement Action in accordance with the following terms:

(i) Monetary Default. If the default identified in the Senior Loan Default Notice is a monetary default relating to (1) any scheduled payment of principal or interest, Junior Lenders shall have until ten (10) Business Days after the giving of the Senior Loan Default Notice to cure such scheduled monetary default and (2) the payment of any other liquidated sum of money, Junior Lenders shall have until ten (10) Business Days after the giving of the Senior Loan Default Notice to cure such monetary default (each such ten (10) Business Day cure period, a “Monetary Cure Period”); provided, however, that in the event a Junior Lender elects to cure such monetary default, such Junior Lender hereby agrees (x) to indemnify, defend and hold harmless Senior Lender for all cost, expenses, losses, liabilities, obligations, damages, penalties, and disbursements arising under any pooling and servicing agreement applicable to the Senior Loan to the extent imposed on, incurred by or asserted against Senior Lender due to or arising from such Monetary Cure Period, (y) to reimburse Senior Lender for any interest charged by Senior Lender or the servicer on any advances for monthly payments of principal and/or interest on the Senior Loan and/or on any Protective Advances during the Monetary Cure Period, and (z) if the monetary default is not cured within the Monetary Cure Period but is thereafter cured by a Junior Lender, to pay Senior Lender the excess of interest accruing at the Default Rate (without duplication) over interest accruing at the Interest Rate under the Senior Loan for the number of days that such default continued uncured less any amounts paid by such Junior Lender under (y) above. A Junior Lender shall not be required, in order to effect a cure hereunder during the Monetary Cure Period (other than the cure by a Junior Lender of a default in the payment of the Senior Loan in full on the maturity date thereof), to pay any late charges or any interest at the Default Rate under the Senior Loan Documents (irrespective of any cure of such default by a Junior Lender pursuant to the provisions of this Agreement), and no late charges or interest at the Default Rate shall accrue against such Junior Lender for such period. There shall be no right to cure as hereinabove set forth with respect to monthly scheduled interest and principal payments for a period of more than six (6) consecutive months (regardless of which Junior Lender has cured such monetary default) unless such Junior Lender seeking to cure beyond such six (6) month period has commenced and is continuing to diligently pursue its rights against such Junior Lender’s Equity Collateral, in which case such Junior Lender shall be entitled to continue curing such monetary defaults involving monthly scheduled interest and principal payments until the occurrence of any voluntary or involuntary Proceeding involving Borrower (such additional monetary cure period, an “Extended Monetary Cure Period”). In the event more than one Junior Lender cures any monetary default in accordance with the terms of this Section, Senior Lender hereby agrees (x) to accept the cure from the junior most Junior Lender and (y) to return to any Senior Junior Lender(s) within three (3) Business Days of accepting such cure from the junior most Junior Lender any funds tendered by the Senior Junior Lender(s). The cure period for a Junior Lender with respect to a monetary default shall run concurrently with the cure period for the other Junior Lenders with respect to such monetary default and in no event sequentially. Notwithstanding the foregoing, if one Junior Lender has satisfied the conditions for an Extended Monetary Cure Period with respect to defaults involving monthly scheduled interest and principal payments as set forth above and thereafter ceases to qualify for such Extended Monetary Cure Period (either by failing to make cure payments or failing to diligently pursue its rights against its Equity Collateral) then (A) such Junior Lender’s cure rights with respect to all monetary defaults shall immediately terminate (unless Borrower shall have cured all defaults and reinstated the Senior Loan in good standing) and (B) notwithstanding any of the other Junior Lender’s earlier election not to cure the defaults involving monthly scheduled interest and principal payments, such other Junior Lenders shall be entitled to succeed to all rights under the existing Extended Monetary Cure Period, upon written notice to the Senior Lender, so long as such other Junior Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral and otherwise satisfies the provisions of this Section 12.

(ii) Non-Monetary Default. If the default is of a non-monetary nature, each Junior Lender shall have the same period of time as Borrower under the Senior Loan Documents to cure such non-monetary default as if the first notice to Borrower of the same was the date of giving of a Senior Loan Default Notice with respect thereto (if such date is after the date on which Borrower is so notified) (“Non-Monetary Cure Period”); provided, however, if such non-monetary default cannot reasonably be cured within such period or if no cure period is provided and, if applicable, curative action was commenced within the initial cure period set forth in the Senior Loan Documents and, if there is a cure period, is being diligently pursued by a Junior Lender (or with respect to a non-monetary default that is not susceptible of cure and does not materially impair the value, use or operation of the Premises taken as a whole, all as determined in the reasonable judgment of Senior Lender (an “Senior Loan Uncurable Default”), if a Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral, as determined in the reasonable judgment of the Senior Lender), then such Junior Lender only shall be given an additional period of time as is reasonably necessary for such Junior Lender in the exercise of due diligence to cure such non-monetary default (or, in the case of any such Senior Loan Uncurable Default, then such Junior Lender shall be given an additional period of time only as is reasonably necessary for such Junior Lender in the exercise of due diligence to complete such foreclosure), for so long as (1) such Junior Lender diligently and expeditiously proceeds to cure such non-monetary default (or with respect to a Senior Loan Uncurable Default, if such Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral and such non-monetary default does not materially impair the value, use or operation of the Premises, all as determined in the reasonable judgment of Senior Lender), (2) timely payment of Senior Lender’s regularly scheduled monthly interest and amortization payments under the Senior Loan and any other amounts due under the Senior Loan Documents is made, (3) such additional period of time does not exceed sixty (60) days, unless such non-monetary default is of a nature that cannot be cured within such sixty (60) days without ownership of such Junior Lender’s Equity Collateral or is a Senior Loan Uncurable Default, in which case such Junior Lender shall have such additional time as is reasonably necessary to gain ownership of its Equity Collateral, provided that such Junior Lender is continuously and diligently pursuing the ownership of its Equity Collateral and after foreclosure of its Equity Collateral diligently pursues the cure of such non-monetary default and such non-monetary default does not materially impair the value, use or operation of the

Premises, all as determined in the reasonable judgment of Senior Lender, (4) such non-monetary default is not caused by a bankruptcy, insolvency or assignment for the benefit of creditors of Borrower or during such Non-Monetary Cure Period a bankruptcy, insolvency or assignment for the benefit of creditors of Borrower does not occur, and (5) during such Non-Monetary Cure Period, with respect to such non-monetary default (and any additional period of time provided for above), there is no further material adverse effect on Borrower, the Senior Loan or the value, use or operation of the Premises taken as a whole, all as determined in the reasonable judgment of Senior Lender (such additional Non-Monetary Cure Period, an “Extended Non-Monetary Cure Period”). Notwithstanding anything to the contrary contained herein, in no event shall any Extended Non-Monetary Cure Period extend beyond the date that is five (5) years prior to the Rated Final Distribution Date. If a Junior Lender is exercising its cure right, it shall consult with the applicable Senior Junior Lenders and keep such Senior Junior Lenders informed as to its progress. The Non-Monetary Cure Period and any additional cure period granted hereunder to a Junior Lender electing to cure a non-monetary default of Borrower (including, with respect to a Senior Loan Uncurable Default, any additional time as is reasonably necessary for a Junior Lender to foreclose on its Equity Collateral) shall automatically terminate upon the commencement of a Proceeding involving the Borrower, unless the Proceeding is dismissed in which case the right will be deemed reinstated from and after such dismissal to the extent the other conditions of this Section 12(a) are satisfied. Notwithstanding the foregoing, if a Junior Lender abandons its cure efforts during a Non-Monetary Cure Period or Extended Non-Monetary Cure Period or fails to satisfy any of the conditions set forth in clauses (1), (2) and (3) above during a Non-Monetary Cure Period, then (A) such Junior Lender’s cure rights with respect to the applicable non-monetary default (but not any other non-monetary default) shall immediately terminate and (B) notwithstanding any other Junior Lenders’ earlier election not to cure the applicable non-monetary default, such other Junior Lenders shall be entitled to succeed to all rights under the existing Non-Monetary Cure Period, upon written notice to the Senior Lender, so long as any such other Junior Lender promptly commences and thereafter diligently pursues its rights against its Separate Collateral and the other conditions set forth in clauses(1), (2), (3), (4) and (5) above are satisfied.

(iii) To the extent that any Junior Lender or any Qualified Ownership Interest Transferee, in accordance with the provisions and conditions of this Agreement, acquires the ownership interests in Borrower or any Senior Junior Borrower, as applicable, pursuant to an Equity Collateral Enforcement Action, such Junior Lender or such Qualified Ownership Interest Transferee shall acquire the same subject to the Senior Loan and the terms, conditions and provisions of the Senior Loan Documents for the balance of the term thereof (including any extension rights as provided therein), which shall not be accelerated by Senior Lender solely due to such acquisition and shall remain in full force and effect, provided, that (i) such Junior Lender or Qualified Ownership Interest Transferee shall have caused Borrower and any new Third-Party Obligor to reaffirm their respective obligations under the Senior Loan Documents in writing, (subject to such exculpatory provisions as set forth therein) and thereafter to perform, all of the terms, conditions and provisions of the Senior Loan Documents on Borrower’s part to be performed and (ii) all defaults under the Senior Loan which remain uncured as of the date of such acquisition have been cured by such Qualified Ownership Interest Transferee or waived by Senior Lender except for a Senior Loan Uncurable Defaults. Notwithstanding any contrary or inconsistent provision of this Agreement, the Senior Loan Documents or the Junior Loan Documents, no acquisition or other fee or similar charge shall be due in connection with such Junior Lender’s or such other Qualified Ownership Interest Transferee’s acquisition of any interest in Borrower, any Junior Borrower or the Premises as the result of a Equity Collateral Enforcement Action or assignment in lieu of foreclosure or other negotiated settlement in lieu of any of the foregoing. In addition, to the extent that a Junior Lender or any Qualified Ownership Interest Transferee, in accordance with the provisions and conditions of this Agreement, acquires the ownership interests in such Borrower, pursuant to an Enforcement Action or otherwise during the thirty (30) days prior to the maturity date (or any extended maturity date, as applicable) of the Senior Loan, such Junior Lender, or such Qualified Ownership Interest Transferee shall only be required to deliver a notice of extension of the term of such Senior Loan five (5) Business Days prior to the maturity date notwithstanding anything to the contrary in the Senior Loan Agreement. Notwithstanding anything to the contrary contained herein or in the Senior Loan Documents, Senior Lender shall have no obligation to continue to make Advances under the Senior Loan Documents if Junior Lender or a Qualified Ownership Interest Transferee acquires the ownership interests in Borrower pursuant to a Equity Collateral Enforcement Action except as set forth in Section 3(c) hereof.

(iv) Notwithstanding anything to the contrary contained herein, if the default in question may, in Senior Lender’s judgment, delay completion of the Project Improvements in accordance with the Senior Loan Documents beyond the Completion Date, the Junior Lenders shall not have the right to cure such default on the part of Borrower if (a) such default is not, in Senior Lender’s judgment, capable of being cured on or prior to the Initial Maturity Date or (b) the Project Improvements, in Senior Lender’s judgment, are not capable of being completed prior to the Initial Maturity Date and otherwise in accordance with the Senior Loan Documents.

(b) Junior Loan Default. Prior to accelerating a Junior Loan or commencing any Equity Collateral Enforcement Action by reason of an Event of Default under the applicable Junior Loan Documents, the Junior Lender holding the Junior Loan that is subject to an Event of Default shall provide written notice of the default which would permit such Junior Lender to accelerate the applicable Junior Loan or commence an Equity Collateral Enforcement Action to the applicable Subordinate Junior Lenders and any Loan Pledgees entitled to notice thereof pursuant to Section 16 hereof, whether or not such Junior Lender is obligated to give notice thereof to the Junior Borrower under such Junior Loan (each, a “Junior Loan Default Notice”). Except in connection with such Junior Borrower’s failure to repay such Junior Loan in full on the maturity date thereof, the Junior Lender holding the Junior Loan that is subject to an Event of

Default shall permit the applicable Subordinate Junior Lenders an opportunity to cure such default in accordance with the provisions of this Section 12 before completing any Equity Collateral Enforcement Action. In the event a Junior Borrower fails to repay a Junior Loan in full on the maturity date thereof, each of the Subordinate Junior Lenders with respect to such Junior Loan shall have the right to purchase such Junior Loan pursuant to the terms, and subject to the conditions, provided in Section 14(b) hereof. Prior to or concurrently with undertaking any curative action with respect to a Junior Loan, a Junior Lender shall provide the other Junior Lenders with written notice thereof. Each Junior Lender shall keep the applicable Subordinate Junior Lenders reasonably apprised as to the status of any Equity Collateral Enforcement Action.

(i) Junior Loan Monetary Default. If the default identified in the Junior Loan Default Notice is a monetary default relating to (1) any scheduled payment of principal or interest, the Subordinate Junior Lenders shall have until ten (10) Business Days after the giving by the applicable Senior Junior Lender of the Junior Loan Default Notice to cure such scheduled monetary default and (2) the payment of any other liquidated sum of money, the Subordinate Junior Lenders shall have until ten (10) Business Days after the giving by the applicable Senior Junior Lender of the Senior Loan Default Notice to cure such monetary default (each such ten (10) Business Day cure period, a “Junior Loan Monetary Cure Period”); provided, however, that in the event a Subordinate Junior Lender elects to cure such monetary default, such Subordinate Junior Lender hereby agrees (x) to indemnify, defend and hold harmless the applicable Senior Junior Lender for all cost, expenses, losses, liabilities, obligations, damages, penalties, and disbursements arising under any servicing agreement applicable to the Senior Junior Loan to the extent imposed on, incurred by or asserted against Senior Junior Lender due to or arising from such Junior Loan Monetary Cure Period, (y) to reimburse the applicable Senior Junior Lender for any interest charged by the applicable Senior Junior Lender or the servicer on any advances for monthly payments of principal and/or interest on the applicable Senior Junior Loan and/or on any Protective Advances during the Junior Loan Monetary Cure Period, and (z) if the monetary default is not cured within the Junior Loan Monetary Cure Period but is thereafter cured by a Subordinate Junior Lender, to pay the applicable Senior Junior Lender the excess of interest accruing at the Default Rate (without duplication) over interest accruing at the Interest Rate under the applicable Senior Junior Loan for the number of days that such default continued uncured less any amounts paid by such Subordinate Junior Lender under (y) above. A Subordinate Junior Lender shall not be required, in order to effect a cure hereunder during the Junior Loan Monetary Cure Period (other than the cure by a Subordinate Junior Lender of a default in the payment of the applicable Senior Junior Loan in full on the maturity date thereof), to pay any late charges or any interest at the Default Rate under the applicable Senior Junior Loan Documents (irrespective of any cure of such default by a Subordinate Junior Lender pursuant to the provisions of this Agreement), and no late charges or interest at the Default Rate shall accrue against such Subordinate Junior Lender for such period. There shall be no right to cure as hereinabove set forth with respect to monthly scheduled interest and principal payments for a period of more than six (6) consecutive months (regardless of which Subordinate Junior Lender has cured such monetary default) unless such Subordinate Junior Lender seeking to cure beyond such six (6) month period has commenced and is continuing to diligently pursue its rights against such Subordinate Junior Lender’s Equity Collateral, in which case such Subordinate Junior Lender shall be entitled to continue curing such monetary defaults involving monthly scheduled interest and principal payments until the occurrence of any voluntary or involuntary Proceeding involving the applicable Junior Borrower (such additional monetary cure period, an “Junior Loan Extended Monetary Cure Period”). In the event more than one Subordinate Junior Lender cures any monetary default in accordance with the terms of this Section, the applicable Senior Junior Lender hereby agrees (x) to accept the cure from the junior most Subordinate Junior Lender and (y) to return to any Senior Subordinate Junior Lender(s) within three (3) Business Days of accepting such cure from the junior most Subordinate Junior Lender any funds tendered by the Senior Subordinate Junior Lender(s). The cure period for a Subordinate Junior Lender with respect to a monetary default shall run concurrently with the cure period for the other Subordinate Junior Lenders with respect to such monetary default and in no event sequentially. Notwithstanding the foregoing, if a Subordinate Junior Lender elects to pursue such cure of defaults involving monthly scheduled debt service payments as set forth above and thereafter either fails to make the required cure payments or fails to diligently pursue its rights against such Subordinate Junior Lender’s Equity Collateral, then notwithstanding the earlier election of the remaining Subordinate Junior Lenders not to cure the defaults involving monthly scheduled debt service payments, such other Subordinate Junior Lenders shall be entitled to succeed to all such cure rights, upon written notice to the Senior Junior Lender that is the holder of the Senior Junior Loan that is subject to the Event of Default, so long as such remaining Subordinate Junior Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral and otherwise satisfies the provisions of this Section 12(b)(i). If the default referenced in a Junior Loan Default Notice has been cured such that there is no longer an Event of Default under the applicable Junior Loan Documents, the applicable Subordinate Junior Lenders shall have the same Junior Loan Monetary Cure Period with respect to any future Junior Loan Default Notice. In the event that the Senior Loan and one or more Senior Junior Loans are concurrently in default, a Subordinate Junior Lender shall have no right to exercise its cure rights with respect to the Senior Loan under Sections 12(a)(i) or (ii) hereof or the Senior Junior Loan(s) under this Section 12(b)(i) or Section 12(b)(ii) below unless such Subordinate Junior Lender is simultaneously exercising its cure rights with respect to the Senior Loan under Sections 12(a)(i) and/or (ii) hereof (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(a)(i) and/or (ii) hereof) and with respect to each such Senior Junior Loan(s) under this Section 12(b)(i) above or Section 12(b)(ii) below (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(b)(i) and/or (ii) hereof).

(ii) Junior Loan Non-Monetary Cure Period. If the default identified in the Junior Loan Default Notice is of a non-monetary nature, (aa) the applicable

Subordinate Junior Lender having the lowest priority shall have fifteen (15) Business Days from the later of (A) the receipt by it of a Junior Loan Default Notice and (B) the expiration of the applicable Senior Junior Borrower’s cure period, if any, for such non-monetary default provided in the applicable Senior Junior Loan Documents, to cure such non-monetary default (such period, the “Initial Junior Loan Non-Monetary Cure Period”); and (bb) if the applicable Subordinate Junior Lender having the lowest priority elects not to cure such non-monetary default prior to the expiration of the Initial Junior Loan Non-Monetary Cure Period, the other remaining Subordinate Junior Lenders shall have the right to cure such non-monetary default within five (5) additional Business Days after such Subordinate Junior Lender receives notice that the next most junior Subordinate Junior Lender failed to cure such non-monetary default (the Initial Junior Loan Non-Monetary Cure Period or such additional cure period, as applicable, the “Junior Loan Non-Monetary Cure Period”); provided, that (1) except as provided in the immediately following clause (2), in no event shall the Junior Loan Non-Monetary Cure Period extend beyond the date that is the later of (A) five (5) Business Days after the Subordinate Junior Lender with the highest priority with respect to the Senior Junior Loan that is subject to a default has received notice that the Subordinate Junior Lender with the next lower priority has failed to cure such default and (B) twenty-five (25) Business Days after the expiration of Senior Junior Borrower’s cure period, if any, for such non-monetary default provided in the Senior Junior Loan Documents, to cure such non-monetary default; and (2) if such non-monetary default is susceptible of cure but cannot reasonably be cured within the applicable Junior Loan Non-Monetary Cure Period and curative action was promptly commenced and is being diligently pursued by a Subordinate Junior Lender (or with respect to a non-monetary default that is not susceptible of cure and does not materially impair the value, use or operation of the applicable Senior Junior Lender’s Equity Collateral, all as reasonably determined by such Senior Junior Lender (a “Junior Loan Uncurable Default”), if a Subordinate Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral, as reasonably determined by such Senior Junior Lender), such Subordinate Junior Lender shall be given an additional period of time as is reasonably necessary for such Subordinate Junior Lender in the exercise of due diligence to cure such non-monetary default (or, in the case of a Junior Loan Uncurable Default, then such Subordinate Junior Lender shall be given an additional period of time as is reasonably necessary for such Subordinate Junior Lender in the exercise of due diligence to complete the foreclosure of its Equity Collateral) for so long as (A) such Subordinate Junior Lender makes or causes to be made timely payment of the applicable Senior Junior Borrower’s regularly scheduled monthly principal and/or interest payments under the applicable Senior Junior Loan and any other amounts due under the applicable Senior Junior Loan Documents, (B) such additional period of time does not exceed forty-five (45) days, unless such non-monetary default is of a nature that cannot be cured within such forty-five (45) days, in which case, such Subordinate Junior Lender shall have such additional time as is reasonably necessary to cure such non-monetary default, provided that such Subordinate Junior Lender is continuously and diligently pursuing a cure of such non-monetary default (or, with respect to a Junior Loan Uncurable Default, such Subordinate Junior Lender shall have such additional time as is reasonably necessary to gain ownership of its Equity Collateral, provided that such Subordinate Junior Lender is continuously and diligently pursuing the ownership of its Equity Collateral), (C) such default is not caused by a bankruptcy, insolvency or assignment for the benefit of creditors of the applicable Senior Junior Borrower, and (D) during such Junior Loan Non-Monetary Cure Period (and any additional period of time provided for above), there is no material impairment to the value, use or operation of the applicable Senior Junior Lender’s Equity Collateral as reasonably determined by such Senior Junior Lender (such additional Junior Loan Non-Monetary Cure Period, an “Junior Loan Extended Non-Monetary Cure Period”). If a Subordinate Junior Lender has commenced exercising any such cure right during a Junior Loan Non-Monetary Cure Period and elects not to proceed with such cure, such Junior Lender shall promptly notify the remaining Subordinate Junior Lenders, and each remaining Subordinate Junior Lender shall be deemed in compliance with the terms hereof if it commences curing such event within five (5) Business Days following receipt of written notice of such election not to proceed with such cure by the Junior Lender that precedes it in priority of cure right pursuant to this Section 12(b)(ii) and otherwise complies with the provision of the immediately preceding sentence. The Junior Loan Non-Monetary Cure Period and any additional cure period granted hereunder to a Subordinate Junior Lender electing to cure the non-monetary default (including, with respect to a Junior Loan Uncurable Default, any additional time as is reasonably necessary for a Subordinate Junior Lender to foreclose on its Equity Collateral) shall automatically terminate upon the bankruptcy (or similar insolvency) of Borrower or any applicable Senior Junior Borrower. In the event that the Senior Loan and one or more Senior Junior Loans are concurrently in default, a Subordinate Junior Lender shall have no right to exercise its cure rights with respect to the Senior Loan under Section 12(a) hereof or the Senior Junior Loan(s) under Section 12(b)(i) above or this Section 12(b)(ii) unless such Subordinate Junior Lender is simultaneously exercising its cure rights with respect to the Senior Loan under Sections 12(a)(i) and/or (ii) hereof (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(a)(i) and/or (ii) hereof) and with respect to each such Senior Junior Loan(s) under Section 12(b)(i) above or this Section 12(b)(ii) (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(b)(i) and/or (ii) hereof). The Junior Loan Non-Monetary Cure Period and any additional cure period granted hereunder to any Subordinate Junior Lender electing to cure a non-monetary default of any applicable Senior Junior Borrower (including, with respect to a Junior Loan Uncurable Default, any additional time as is reasonably necessary for a Subordinate Junior Lender to foreclose on its Equity Collateral) shall automatically terminate upon the bankruptcy (or similar insolvency) of such applicable Senior Junior Borrower.

(c) Cash Management. So long as no Event of Default shall have occurred and be continuing under the Senior Loan Documents, subject to the cure rights of the Junior

Lenders hereunder and the repayment of any Mortgage Shortfalls and/or any Default Advance Amounts in accordance with this Agreement, all funds held and applied pursuant to the Senior Cash Management Agreement and Senior Loan Agreement, shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Senior Loan. So long as no Event of Default shall have occurred and be continuing under the First Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder and the repayment of any Mortgage Shortfalls and/or any Default Advance Amounts in accordance with this Agreement, all funds held and applied pursuant to the First Mezzanine Cash Management Agreement and First Mezzanine Loan Agreement, shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the First Mezzanine Loan Documents. Senior Lender and each Junior Lender acknowledge and agree that (i) the Administrative Agent shall disburse all funds in accordance with this Agreement and (ii) all amounts to be remitted by Borrower under the Senior Loan Documents, by First Mezzanine Borrower under the First Mezzanine Loan Documents and by Second Mezzanine Borrower under the Second Mezzanine Loan Documents shall be remitted to the Administrative Agent and disbursed in accordance with the applicable Loan Documents and this Agreement.

Section 13. Replacement of Manager or Servicer. In the event that Senior Lender and each Junior Lender are unable to unanimously agree as to a replacement of the Property Manager in accordance with the Loan Coordination Agreement, then Senior Junior Lender shall have the right to select the replacement for the Property Manager, provided such replacement property manager is a Qualified Manager or a Rating Agency Confirmation has been obtained with respect to such Person. In the event that the Senior Lender and each Junior Lender are unable to unanimously agree as to a Person to replace the Servicer as required pursuant to the Loan Coordination Agreement, then Senior Lender shall have the right to replace the Servicer, provided that after the Securitization of the Senior Loan (a) any such new servicer must enter into a servicing agreement acceptable to the master servicer under the Securitization and (b) a Rating Agency Confirmation must be obtained with respect to such new servicer.

Section 14. Right to Purchase Senior Loan and the Senior Junior Loans.

(a) At any time after (i) the occurrence and during the continuance of a monetary Event of Default under the Senior Loan or non-monetary Event of Default under the Senior Loan which is subject to an Enforcement Action or (ii) if the Senior Loan is a “specially serviced mortgage loan” under the applicable trust and servicing agreement or pooling and servicing agreement related thereto as a result of a monetary Event of Default or material non-monetary Event of Default occurring under the Senior Loan (each of the foregoing, a “Purchase Option Event”), upon ten (10) Business Days’ prior written notice to Senior Lender (the “Purchase Notice”), a Junior Lender (and, if permitted by the applicable participation agreement, a Junior Lenders’ participant) shall have the right to purchase, in whole, but not in part, the Senior Loan for a price equal to the sum of (without duplication) the outstanding principal balance of the Senior Loan, together with all accrued interest and other amounts due thereon (including, without limitation, any late charges (other than late charges due on the entire principal balance of the Senior Loan on the maturity date), default interest (except any default interest which is deemed additional compensation to the servicer) and post-petition interest, but specifically excluding prepayment premiums, exit fees and yield maintenance premium), any unreimbursed Protective Advances made by Senior Lender or any servicer and any interest charged by Senior Lender or any servicer on any advances for monthly payments of principal and/or interest on the Senior Loan and/or on any Protective Advances), including all costs and expenses (including reasonable legal fees and expenses) actually incurred by Senior Lender in enforcing the terms of the Senior Loan Documents, any Default Advance Amounts funded by Senior Lender on behalf of such purchasing Junior Lender, any fees and expenses payable or reimbursable to any servicer, trustee or fiscal agent (provided that any such fees and expenses are not duplicative of any default interest, late charges or other fees and expenses otherwise payable by a Junior Lender to Senior Lender under this Section 14) including, without limitation, special servicing to any special servicer under the applicable pooling and servicing agreement, interest on advances made by any of them (but excluding any workout or liquidation fees if the Senior Loan is purchased within ninety (90) days of the Purchase Option Event) whether or not any such entity may be deemed to be Senior Lender (collectively, the “Senior Loan Purchase Price”). In the event that any Junior Lender other than the First Mezzanine Lender elects to purchase the Senior Loan pursuant to this Section 14(a), the Subordinate Junior Lender with the lowest priority with respect to the other Junior Lenders that have elected to purchase the Senior Loan shall have the exclusive right to so purchase the Senior Loan, provided that such Subordinate Junior Lender shall also be required to concurrently purchase each of the applicable Senior Junior Loans from the Senior Junior Lenders holding such applicable Senior Junior Loans (regardless of whether such Senior Junior Lenders were among the Junior Lenders which had elected to purchase the Senior Loan). Such purchase of each of the Senior Junior Loans shall be for a price equal to sum of (without duplication) the outstanding principal balance of the Senior Junior Loan, together with all accrued interest and other amounts due thereon (including, without limitation, advances made by Senior Junior Lender or any servicer and post petition interests), any unreimbursed Protective Advances made by such Senior Junior Lender or any servicer), including all costs and expenses (including reasonable legal fees and expenses) actually incurred by such Senior Junior Lender in enforcing the terms of the applicable Senior Junior Loan Documents, any Default Advance Amounts funded by Senior Junior Lender on behalf of such purchasing Subordinate Junior Lender, any fees and expenses payable or reimbursable to any servicer (provided that any such fees and expenses are not duplicative of any default interest, late charges or other fees and expenses otherwise payable by a Subordinate Junior Lender to such Senior Junior Lender under this Section 14); but excluding any workout or liquidation fees, prepayment fees or premiums that would be due if the applicable Senior Junior Borrower was prepaying the applicable Senior Junior Loan at the time of such purchase in violation of the prohibition against voluntary prepayment, late charges and default interest and exit fees (such price as to each such Senior Junior Loan, the “Senior Junior Loan Purchase Price”). A Subordinate Junior Lender may not close the purchase of the Senior Loan without concurrently closing the purchase of the applicable Senior Junior Loans in accordance with the terms of this paragraph. If any Subordinate Junior Lender which has elected to purchase the Senior Loan fails to complete such purchase within thirty (30) days after delivery of a Purchase Notice or fails to concurrently purchase the applicable Senior Junior Loans as required hereunder, then such Purchase Notice shall be deemed invalid, such defaulting Subordinate Junior Lender shall cease to have any right to purchase the Senior Loan (and any applicable Senior Junior Loan) in connection with the applicable Purchase Option Event and the remaining Junior Lenders shall thereafter be entitled to exercise their purchase rights under, and in accordance with, this Section 14(a). Senior Lender shall close the sale of the Senior Loan to the applicable Junior Lender on the date set forth in the Senior Purchase Notice subject to the terms and conditions of this Agreement. Each Junior Lender agrees that the sale of the Senior Loan shall, if the Senior Loan is included in a Securitization at such time, comply with all requirements of the agreement pursuant to which the Certificates were issued and that all costs and expenses related thereto shall be paid by the applicable Junior Lender. Concurrently with payment to Senior Lender of the Senior Loan Purchase Price, Senior Lender shall deliver or cause to be delivered to the Junior Lender exercising the purchase right hereunder all Senior Loan Documents held by or on behalf of Senior Lender and will execute in favor of the Junior Lender or its designee exercising the purchase right hereunder, assignment documentation, in form and substance reasonably acceptable to Senior Lender and such Junior Lender, at the sole cost and expense of such Junior Lender to assign the Senior Loan and its rights under the Senior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Loan, the power and authority of the Senior Lender to transfer the Senior Loan and as to Senior Lender’s ownership and not having previously assigned, transferred, participated or encumbered its rights in the Senior Loan unless such participation or encumbrance will be released prior to the transfer). Concurrently with payment to each of Senior Junior Lenders of the applicable Senior Junior Loan Purchase Price for the Senior Junior Loan held by each such Senior Junior Lender, each applicable Senior Junior Lender shall deliver or cause to be delivered to the Subordinate Junior Lender exercising the purchase right hereunder all Senior Junior Loan Documents held by or on behalf of such Senior Junior Lender and will execute in favor of such Subordinate Junior Lender or its designee assignment documentation, in form and substance reasonably acceptable to such Subordinate Junior Lender, at the sole cost and expense of such Subordinate Junior Lender, to assign such Senior Junior Lender’s Senior Junior Loan and its rights under the related Senior Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of such Senior Junior Loan, the power and authority of the Senior Junior Lender to transfer the Senior Junior Loan and as to such Senior Junior Lender’s ownership and not having previously assigned, transferred, participated or encumbered its rights in such Senior Junior Loan unless such participation or encumbrance will be released prior to the transfer). Following the occurrence of a Purchase Option Event, each Junior Lender shall keep the other Junior Lenders informed as to such Junior Lender’s intention to exercise any of its respective rights in connection with the Purchase Option Event.

(b) The right of each Junior Lender to purchase the Senior Loan shall automatically terminate upon (A) (i) a transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure to the extent such transfer occurs after the expiration of the period during which a Junior Lender has the right to purchase the Senior Loan, or (ii) with respect to a specific Purchase Option Event, if such Purchase Option Event ever ceases to exist, or (B) a sale of the Senior Loan after the occurrence and during the continuance of a Event of Default for a premium above the Senior Loan Purchase Price, provided such sale complies with the provisions of this Agreement (including, without limitation, Section 5(e) hereof); provided, however, Senior Lender agrees to give the Junior Lenders ten (10) days prior written notice if it expects to receive such a premium in connection with a sale of the Senior Loan. Notwithstanding the foregoing sentence, (1) in no event shall the Junior Lenders have less than ten (10) Business Days to deliver a Purchase Notice following notice by Senior Lender to Junior Lenders of the occurrence of a Purchase Option Event, except pursuant to the terms of the foregoing clause (A)(ii), and (2) if title is transferred to Senior Lender less than ten (10) days after the acceleration of the Senior Loan, the Junior Lenders shall have such ten (10) day period to deliver the Senior Loan Purchase Notice to Senior Lender with the obligation to purchase the Premises within such ten (10) day period at the Senior Loan Purchase Price, in which case all costs and expenses (including all transfer taxes) in connection therewith shall be paid by the applicable Junior Lender.

(c) If a Junior Loan has been accelerated, any Equity Collateral Enforcement Action has been commenced under the Junior Loan Documents for a Junior Loan, a Proceeding has been commenced against a Junior Borrower under such Junior Loan or a Subordinate Junior Lender has cured one or more defaults on the part of any Junior Borrower under the Senior Junior Loan Documents pursuant to Section 12 hereof and, but for such cure, the Senior Junior Loan would be considered a “specially serviced mortgage loan” under the applicable pooling and servicing agreement if it were the Senior Loan (a “Junior Loan Purchase Option Event”), the Junior Lender holding such Junior Loan (such Junior Loan, the “Optioned Junior Loan” and such Junior Lender, the “Optioned Junior Lender”) shall provide prompt written notice of the same to the applicable Subordinate Junior Lenders, and upon ten (10) Business Days’ prior written notice (the “Junior Purchase Notice”) to the Senior Junior Lender holding the Optioned Junior Loan that is subject to the applicable Junior Loan Purchase Option Event, the applicable Subordinate Junior Lenders (and, if permitted by the applicable participation agreement, Optioned Junior Lenders’ participant) shall have the right to purchase, in whole but not in part, the applicable Optioned Junior Loan for the Senior Junior Loan Purchase Price. In the event that more than one Subordinate Junior Lender elects to purchase an Optioned Junior Loan pursuant to this Section 14(c), the Subordinate Junior Lender with the lowest priority with respect to the other Subordinate Junior Lenders that have elected to purchase such Optioned Junior Loan shall have the exclusive right to so purchase such Optioned Junior Loan, provided that such Subordinate Junior Lender shall also be required to concurrently purchase each of the other Subordinate Junior Loans that constitute, as to such purchasing Subordinate Junior Lender, Senior Junior Loans from the Junior Lenders holding such other Subordinate Junior Loans that so constitute Senior Junior Loans (such other Subordinate Junior Loans, the “Additional Covered Junior Loans”) in each case for a price equal to the applicable Senior Junior Loan Purchase Price. If any Subordinate Junior Lender which has elected to purchase the Optioned Junior Loan that is subject to the applicable Junior Loan Purchase Option Event fails to complete such purchase within thirty (30) days of delivery of a Junior Purchase Notice or fails to concurrently purchase the applicable Additional Covered Junior Loans as required hereunder, then such Junior Purchase Notice shall be deemed invalid, such defaulting Subordinate Junior Lender shall cease to have any right to purchase the Optioned Junior Loan in connection with the applicable Junior Loan Purchase Option Event and the other Subordinate Junior Lenders shall thereafter be entitled to exercise their purchase rights under, and in accordance with, this Section 14(c). Concurrently with payment to the applicable Senior Junior Lenders of the applicable Senior Junior Loan Purchase Price for the Optioned Junior Loan or Additional Covered Junior Loan, as the case may be, held by such Senior Junior Lender, each applicable Senior Junior Lender shall deliver or cause to be delivered to the Subordinate Junior Lender exercising the purchase right hereunder all Senior Junior Loan Documents held by or on behalf of such Senior Junior Lender and will execute in favor of such Subordinate Junior Lender or its designee assignment documentation, in form and substance reasonably acceptable to such Subordinate Junior Lender, at the sole cost and expense of such Subordinate Junior Lender, to assign such Senior Junior Lender’s Optioned Junior Loan, or Additional Covered Junior Loan, as the case may be, and its rights under the related Senior Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of such Optioned Junior Loan or Additional Covered Junior Loan, as the case may be, and as to such Senior Junior Lender’s ownership and not having previously assigned, transferred, participated or encumbered its rights in such Optioned Junior Loan or Additional Covered Junior Loan, as the case may be, unless such participation or encumbrance will be released prior to the transfer). The right of any Subordinate Junior Lender to purchase the Optioned Junior Loan shall automatically terminate (x) upon a transfer or sale of the Equity Collateral covered by the Senior Junior Loan Documents that secure the Optioned Junior Loan, pursuant to any Equity Collateral Enforcement Action, provided such sale or transfer complies with the provisions of this Agreement (including, without limitation, Section 5(c) hereof) and only if such sale or transfer occurs after the expiration of the period during which a Subordinate Junior Lender has the right to purchase the Optioned Junior Loan, or (y) with respect to a specific Junior Loan Purchase Option Event, if such Junior Loan Purchase Option Event ceases to exist (including, if the applicable Senior Junior Lender terminated its Equity Collateral Enforcement Action); provided, however, that in no event shall any Subordinate Junior Lender have less than ten (10) Business Days, following notice by the applicable Senior Junior Lender to such Subordinate Junior Lender of the occurrence of a Junior Loan Purchase Option Event, to elect to purchase the Optioned Junior Loan, except if such period for such election to purchase is terminated pursuant to the terms of foregoing clause (y). Notwithstanding the foregoing sentence, if title is transferred to any Subordinate Junior Lender less than ten (10) days after the acceleration of the applicable Senior Junior Loan, the applicable Subordinate Junior Lenders shall have such ten (10) day period to deliver the applicable Senior Junior Loan Purchase Notice to the applicable Senior Junior Lender with the obligation to purchase the applicable Equity Collateral within such ten (10) day period at the applicable Senior Junior Loan Purchase Price, in which case all costs and expenses (including all transfer taxes) in connection therewith shall be paid by the applicable Subordinate Junior Lender.

(d) Each Junior Lender covenants not to enter any agreement with Borrower, any Junior Borrower or any Affiliate thereof to purchase the Senior Loan or any Junior Loan pursuant to this Section or in connection with any refinancing of the Senior Loan or any Junior Loan in any manner designed to avoid or circumvent the provisions of the Senior Loan Documents or any of the Junior Loan Documents which require the payment of any liquidated damage amount, acceleration prepayment premium, a prepayment fee, premiums or yield maintenance charge in connection with a prepayment of the Senior Loan or a Junior Loan.

Section 15. Additional Understandings. For as long any Junior Loan remains outstanding:

(a) Notices of Transfer, etc. In the event of a request by Borrower or any Junior Borrower for Senior Lender’s or any Junior Lender’s consent to either (i) the sale or Transfer of all or any material portion of the Premises or any interest in Borrower or any Junior Borrower, or (ii) the granting of a further mortgage, deed of trust or similar encumbrance against the Premises or any of the Equity Collateral, such Person from whom such consent has been requested shall, as long as no Event of Default has occurred under the Senior Loan or the Junior Loan held by such Person, if such Person has the right to consent under the Senior Loan Documents or Junior Loan Documents held by such Person or such consent is otherwise requested from such Person, obtain the prior written consent of the Junior Lenders or the applicable Subordinate Junior Lenders, as the case may be, prior to such Person granting its consent or agreement thereto (for the purposes of this subsection (a), each Junior Lender is to be reasonable to the extent Senior Lender must be reasonable, but nothing contained above is intended to reduce or limit the rights of each Junior Lender under its respective Junior Loan Documents). Nothing herein shall require any Junior Lender to consent to, or waive its rights with respect to, any Transfer of the Premises or any interest therein (including, without limitation, the Separate Collateral). Notwithstanding the foregoing, in the event of any inconsistencies between this Section 15(a) and the Loan Coordination Agreement, the terms and provisions of the Loan Coordination Agreement shall control.

(b) Annual Budget. Each of the Junior Lenders shall have the right to approve the annual operating budget of Borrower in accordance with the terms of their respective Junior Loan Documents. To the extent that the approval of any budget by Senior Lender is required under the Senior Loan Agreement, each Junior Lender shall advise Senior Lender of any objections such Junior Lender may have to any proposed budget, along with its suggestions for changes, no later than two (2) Business Days before the date on which Senior Lender is required to approve or disapprove of such budget under the Senior Loan Agreement. To the extent that the approval of Senior Lender is required under the Senior Loan Agreement for any budget, each Junior Lender shall consent to any changes in the budget reasonably requested by Senior Lender. Notwithstanding the foregoing, in the event of any inconsistencies between this Section 15(b) and the Loan Coordination Agreement, the terms and conditions of the Loan Coordination Agreement shall control.

(c) Reserves and Escrows. If (i) Senior Lender waives any reserves or escrow accounts required under the Senior Loan Documents which reserves or escrow accounts are also required under the most Senior Junior Loan Documents, then the most Senior Junior Lender may require that its Junior Borrower (x) deposit such amounts that would have been deposited into any reserves or escrow accounts under the Senior Loan to be transferred to and deposited with such Senior Junior Lender and (y) enter into a cash management agreement with such Senior Junior Lender substantially similar to the arrangement entered into by Borrower with Senior Lender at the closing of the Senior Loan and (ii) if any Senior Junior Lender waives any reserves or escrow accounts required under its applicable Senior Junior Loan Documents which reserves or escrow accounts are also required under the most senior Subordinate Junior Loan Documents, then the most senior Subordinate Junior Lender may require that its Junior Borrower (x) deposit such amounts that would have been deposited into any reserves or escrow accounts under the Senior Loan or the applicable Senior Junior Loan to be transferred to and deposited with such Subordinate Junior Lender and (y) enter into a cash management agreement with such Subordinate Junior Lender substantially similar to the arrangement entered into by Borrower with the Senior Lender or by the Senior Junior Borrower with such Senior Junior Lender. Notwithstanding the foregoing, in the event of any inconsistencies between this Section 15(c) and the Loan Coordination Agreement, the terms and conditions of the Loan Coordination Agreement shall control.

(d) Financial Statements. Senior Lender shall provide each Junior Lender with copies of each financial statement delivered to Senior Lender pursuant to the terms of the Senior Loan Documents within three (3) Business Days after request by any such Junior Lender.

Upon the reasonable request of a Junior Lender, Senior Lender shall request additional financial information from Borrower as provided for in the Senior Loan Documents.

(e) Consent Rights of Junior Lenders. If any of the Junior Loan Documents contain any provision or requirement that a Junior Lender’s consent or approval be obtained for any act or determination by Borrower or its respective Junior Borrower in connection with the leasing of the Premises or alterations to the Premises, to the extent that such consent or approval is also required by Senior Lender under the Senior Loan Documents, each Junior Lender hereby agrees that it shall first advise Senior Lender whether such Junior Lender objects to the requested consent or approval within five (5) days after its receipt of (i) a written request for a consent or approval from the applicable Junior Borrower and (ii) delivery of all required documents and information necessary to adequately and completely evaluate such request. Senior Lender shall consult with each Junior Lender with respect to any such consent or approval right of such Junior Lender. Each Junior Lender having such consent rights shall not unreasonably withhold its consent to such lease or alteration if Senior Lender (A) is deemed to have approved such lease or alteration under the Senior Loan Documents or (B) reasonably approves such lease or alteration provided, with respect to a lease, the lease is on market terms and, with respect to an alteration, the alteration is necessary to maintain the Premises in good order and repair as required by the Senior Loan Documents. Notwithstanding the foregoing, in the event of any inconsistencies between this Section 15(e) and the Loan Coordination Agreement, the terms and conditions of the Loan Coordination Agreement shall control.

(f) Marshalling of Assets. Each Junior Lender hereby waives any equitable right it may have to require that Senior Lender marshal any assets of Borrower in favor of such Junior Lender, to require the separate sales of any portion of the Premises or to require that Senior Lender exhaust its remedies against any portion of the Premises. Each Junior Lender agrees that, except with respect to the enforcement of its remedies under its applicable Junior Loan Documents permitted hereunder (including the foreclosure and acquisition of its applicable Equity Collateral through an Enforcement Action), prior to the satisfaction of all Senior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises or any other collateral now securing the Senior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Loan Documents or the liens, rights, estates and interests created thereby.

(g) Requests for Disbursements. Senior Lender hereby agrees to use reasonable efforts to promptly (x) notify each Junior Lender of any requests by Borrower for disbursements of funds from the Funds or a release of Net Proceeds and (y) provide each Junior Lender with any documentation delivered by Borrower to Senior Lender with respect to any such request by Borrower for a disbursement of funds from the Reserve Funds or release of Net Proceeds (provided that in no event shall failure by Senior Lender to provide such notice or documentation to any Junior Lender constitute a default hereunder).

(h) Notices of Default.

(i) Each Junior Lender shall give Senior Lender and each other Junior Lender notice of any Event of Default, acceleration of its applicable Junior Loan and the commencement of any Equity Collateral Enforcement Action under its Junior Loan

Documents and, simultaneously with giving such notices to its Junior Borrower, copies of notices given to its Junior Borrower of events that with the passage of time and failure to cure, would result in the occurrence of a “Default” or “Event of Default” under its respective Junior Loan Documents.

(ii) Senior Lender shall give each Junior Lender written notice of any Event of Default, acceleration of the Senior Loan, transfer of the Senior Loan to “special servicing” and the commencement of an Enforcement Action under the Senior Loan Documents and, simultaneously with giving such notices to Borrower, copies of notices given to Borrower of events that with the passage of time and failure to cure, would result in the occurrence of a “Default” or “Event of Default” under the Senior Loan Documents.

(i) Loan Components/Prepayment. Each Junior Lender hereby acknowledges and agrees that notwithstanding anything to the contrary contained herein, at any time prior to the Securitization of the Senior Loan, Senior Lender may create additional components of the Senior Loan, change the balances, amortization and spreads of the components of the Senior Loan and/or resize the interest rate caps with respect to each component of the Senior Loan, in each case without the consent of any Junior Lender, provided that the initial weighted average spread, monthly amortization in the aggregate among the components of the Senior Loan and the aggregate principal balance of the Senior Loan shall remain the same and, except for any rate creep that may occur as a result of the application of payments among the components of the Senior Loan in sequential order of priority, including, but not limited to, prepayments made in connection with an Event of Default or the application of casualty or condemnation proceeds, there shall be no material adverse effect on the Junior Loans as a result of any such modifications of the Senior Loan, provided further that no Junior Lender’s consent shall be required if Senior Lender increases the aggregate strike price of the interest rate cap covering the components of the Senior Loan as long as such increase is no greater in the aggregate than fifty (50) basis points. In addition, prior to a Securitization of the Senior Loan, Senior Lender may amend the Senior Loan Documents to extend the period during which voluntary prepayments are prohibited thereunder or impose additional prepayments premiums, provided that, as a condition thereto, the applicable Junior Borrowers shall execute and deliver a modification of its respective Junior Loan Documents to extend the period during which voluntary prepayments are prohibited thereunder for the same additional period of time as the Senior Loan lockout period is extended or provide for additional prepayment premiums comparable to those provided for in the Modification of the Senior Loan.

(j) Cooperation. At the request of Senior Lender, each Junior Lender shall use reasonable efforts, at Senior Lender’s expense, to satisfy, and to cooperate with Senior Lender in attempting to cause Borrower and its respective Junior Borrower to satisfy, the market standards to which Senior Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the Securitization of the Senior Loan, including, entering into (or consenting to, as applicable) any modifications to this Agreement or the Senior Loan Documents or the Junior Loan Documents, and to cooperate with Senior Lender in attempting to cause Borrower and the Junior Borrowers to execute such modifications to the Senior Loan Documents and the applicable Junior Loan Documents, in any such case, as may be reasonably requested by the Rating Agencies to affect the Securitization; provided, however, a Junior Lender shall not be required to modify or amend this Agreement or any Senior Loan Documents or its respective Junior Loan Documents (or consent to such modification of the Senior Loan Documents), if such modification or amendment would (1) materially increase its respective Junior Borrower’s obligations under its Junior Loan Documents or materially decrease such Junior Lender’s rights, remedies or protections thereunder, (2) change the economic terms allocable to the Junior Loans (including, without limitation, the basis upon which any reserve requirement is triggered or suspended) under the Senior Loan Documents and Junior Loan Document) or (3) otherwise, in any Junior Lender’s judgment, have any material adverse impact on such Junior Lender or its Junior Loan. In connection with any Securitization, each Junior Lender agrees to provide for inclusion in any disclosure document relating to the related Securitization such information concerning such Junior Lender as the Senior Lender reasonably determines to be necessary or appropriate. Subject to the foregoing qualifications in clauses (1) – (3) in the foregoing sentence, each Junior Lender agrees that if the Senior Loan is to be included as an asset of the Securitization, such Junior Lender shall at Senior Lender’s request and expense, cooperate with the reasonable requests of each Rating Agency and Senior Lender in connection with the Securitization.

(k) LIBOR Determination Notices. Senior Lender shall provide each Junior Lender with a copy of its determination of the LIBOR Rate applicable to each Interest Period under the Senior Loan promptly after determination thereof.

(l) Books and Records. Upon inspection of the books, records or Premises of Borrower by Senior Lender pursuant to the terms of the Senior Loan Documents, Senior Lender shall, upon request of any Junior Lender, take action to encourage Borrower to provide such Junior Lender access for its own inspection of such books, records or the Premises. Upon any inspection of the books, records or the Premises of any Junior Borrower by a Junior Lender, pursuant to the terms of its respective Junior Loan Documents, such Junior Lender shall, upon written request of Senior Lender and any other Junior Lender, take action to encourage the its Junior Borrower to reasonably cooperate to provide Senior Lender and such other requesting Junior Lender access for its own inspection of such books, records or the Premises. The provisions of this Section 15(l) shall not be interpreted to limit in any way the rights in favor of any Junior Lender under its respective Junior Loan Documents.

(m) New Mezzanine Loans. Neither Senior Lender nor any Junior Lender shall exercise its right to establish different interest rates or reallocate principal among the Senior Loan and the Junior Loans or to create “New Junior Loans” pursuant to Sections 12.1.2 of the Senior Loan Agreement or their respective Junior Loan Agreements without the prior written consent of Senior Lender and each other Junior Lender, as applicable.

(n) Certain Insurance Matters. Upon written reasonable request from any Junior Lender, Senior Lender shall request (to the extent consistent with the terms of the Senior Loan Documents), Borrower to obtain additional reasonable insurance coverage customarily being maintained for properties similar to the Premises, as contemplated under Section 5.1.1 of the Senior Loan Agreement (incorporating by reference therein Section 5.1.11(iii)(E) of the Building Loan Agreement).

(o) Parking Management Agreement.

(i) Senior Lender shall concurrently notify each Junior Lender and provide copies of any notices of default (or notices of events that with the passage of time and failure to cure, would result in the occurrence of a default) received by Senior Lender in connection with any Parking Management Agreement.

(ii) Provided no Event of Default has occurred and is continuing under the Senior Loan, unless otherwise required by the express terms of the Senior Loan Documents, Senior Lender shall not consent to any modification, amendment, cancellation or surrender of any Parking Management Agreement without the prior written consent of the Junior Lenders.

(p) Condominium Documents. Senior Lender shall not consent to a modification or termination of any of the Condominium Documents, except to the extent Senior Lender has the obligation to so consent in the Senior Loan Documents, without the prior written consent of the Junior Lenders, which consent shall not be unreasonably withheld or delayed. Senior Lender shall use commercially reasonable efforts to forward to each Junior Lender any notice Senior Lender receives under the Condominium Documents; provided, however, that failure of Senior Lender to do so shall not impose any liability on Senior Lender nor modify the obligations of the parties hereunder.

(q) Interest Rate Cap Agreement. Regardless of the occurrence of an Event of Default under the Senior Loan, until such time that Borrower and each of the respective Junior Borrowers obtain separate Interest Rate Cap Agreements for each of their respective loans, Senior Lender shall distribute any payments received under the Interest Rate Cap Agreement to each Junior Lender in the amount of such Junior Lender’s allocable share of such payment.

(r) Construction and Renovation. If the Junior Loan Documents contain any provision or requirement that Junior Lender’s consent or approval be obtained for any act or determination by Borrower or Junior Borrower in connection with the renovation and construction of the Project Improvements, to the extent that such consent or approval is also required by Senior Lender under the Senior Loan Documents, each Junior Lender hereby agrees that it shall first advise Senior Lender of whether such Junior Lender objects to the requested consent or approval within five (5) Business Days after its receipt of (i) a written request for a consent or approval from Junior Borrower and (ii) delivery of all materials reasonably requested by such Junior Lender reasonably required to make a decision on such request. Senior Lender shall consult with Junior Lender with respect to any such consent or approval right of Junior Lender but such consultation shall not be binding on Senior Lender. Neither Junior Lender shall unreasonably withhold its consent to such renovation or construction item if Senior Lender reasonably approves such renovation or construction item.

(s) Copies of Construction Documents, etc. Senior Lender shall use commercially reasonable efforts to provide Junior Lender with copies of all documents relating to the construction and renovation of the Project Improvements and the Units of which Senior Lender receives copies under the Senior Loan Documents, including, without limitation, the Architect’s Contract and any modifications or amendments thereto, the Construction Manager’s

Agreement and any modifications or amendments thereto, Major Contracts, any materials received from the Construction Consultant, the Condominium Documents and the Bona Fide Sales Contracts. Junior Lender may consult with Senior Lender with respect to any of the foregoing documents, but no such consultation shall be binding on Senior Lender. If requested by Junior Lender, Senior Lender shall request of Borrower the items in Section 4.1.34 of the Building Loan Agreement and shall use commercially reasonable efforts to deliver copies to Junior Lender after receipt of same. Notwithstanding the foregoing, in the event of any inconsistencies between this Section 15(s) and the Loan Coordination Agreement, the terms and conditions of the Loan Coordination Agreement shall control.

(t) Construction Consultant. Senior Lender hereby delegates all rights and obligations of Senior Lenders under the Senior Loan Documents with respect to the Construction Consultant to the Administrative Agent.

(u) Reserve Agreement. Senior Lender and each Junior Lender hereby acknowledge and agree that, notwithstanding the terms of Section 4(l) of the Reserve Agreement to the contrary, each of Senior Lender and Junior Lenders shall have the right to the applicable sums on deposit in the Account (as defined in the Reserve Agreement) pursuant to their allocable interest therein with respect to the related Senior Loan or Junior Loans for application in such order, proportion and priority as each such Senior Lender and Junior Lenders shall determine in their sole and absolute discretion. Junior Lenders each hereby acknowledge and agree that notwithstanding the terms of Section 4(i) of the Reserve Agreement to the contrary, at such times as the Senior Loan is paid in full and provided that the Senior Junior Loan is still outstanding, any and all amounts remaining in the Mortgage Debt Service Account shall be deposited into the Senior Mezzanine Debt Service Account.

Section 16. Financing of the Junior Loans. (a) Notwithstanding any other provision hereof but subject to the provisions of Section 16(b) hereof, Senior Lender and each Junior Lender hereby consents to each Junior Lender’s pledge (a “Pledge”) of its respective Junior Loan and of the Separate Collateral to any entity which has extended a credit facility to such Junior Lender that is a Qualified Transferee or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency (a “Loan Pledgee”), on the terms and conditions set forth in this Section 16, it is also agreed that the sale by a Junior Lender of its respective Junior Loan to a Qualified Transferee and the simultaneous agreement by the such Junior Lender to repurchase its Junior Loan under an arrangement documented as a repurchase agreement (the “Repo Agreement”) shall qualify as a Pledge, provided all applicable terms and conditions of this subsection (a) are complied with; further provided that a Loan Pledgee which is not a Qualified Transferee may not take title to the Separate Collateral without a Rating Agency Confirmation. Upon written notice by a Junior Lender to Senior Lender and the other Junior Lenders that the Pledge has been effected, Senior Lender and each Junior Lender agrees to acknowledge receipt of such notice and thereafter agrees: (i) to give Loan Pledgee written notice of any default by the applicable Junior Lender under this Agreement of which default Senior Lender or such Junior Lender has actual knowledge; (ii) to allow Loan Pledgee a period of ten (10) days (in respect of a monetary default) and thirty (30) days (in respect of a non-monetary default) by the applicable Junior Lender in respect of its obligations to Senior Lender or such Junior Lender hereunder, but Loan Pledgee shall not be obligated to cure any such default; (iii) that no amendment or modification of this Agreement which adversely affects the rights or obligations of the Junior Lender which has made a Pledge to such Loan Pledgee, and no waiver or termination of any applicable Junior Lender’s rights under this Agreement, shall be effective against Loan Pledgee without the written consent of Loan Pledgee, which consent shall not be unreasonably withheld; provided, however, the consent of the Loan Pledgee shall not be required unless the applicable Junior Lender’s consent was required pursuant to the terms of this Agreement to effect such modification, waiver or termination; (iv) that Senior Lender shall give to Loan Pledgee copies of any Senior Loan Default Notice and each Junior Lender shall give to Loan Pledgee copies of any Junior Loan Default Notice issued by such Junior Lender simultaneously with the giving of same to the applicable Junior Lender and accept any cure thereof by Loan Pledgee made in accordance with the provisions of Section 12 of this Agreement as if such cure were made by the applicable Junior Lender; (v) that Senior Lender and each Junior Lender shall deliver to Loan Pledgee such estoppel certificate(s) as Loan Pledgee shall reasonably request, provided that any such estoppel certificate(s) shall be in the form contemplated by Section 19 hereof or in such other form reasonably acceptable to Senior Lender and such Junior Lender; and (vi) that, upon written notice (a “Redirection Notice”) to Senior Lender or a Junior Lender by Loan Pledgee that either (x) states that the pledging Junior Lender is in default, beyond applicable cure periods, under such Junior Lender’s obligations to Loan Pledgee pursuant to the applicable credit agreement (or Repo Agreement) between such Junior Lender and Loan Pledgee (which notice need not be joined in or confirmed by such Junior Lender), or (y) is joined in or confirmed by such pledging Junior Lender countersigning the Redirection Notice, and until such Redirection Notice is withdrawn or rescinded by Loan Pledgee, Senior Lender and each Junior Lender shall remit to the applicable Loan Pledgee and not to the applicable Junior Lender, any payments that Senior Lender or a Junior Lender would otherwise be obligated to pay to such Junior Lender from time to time pursuant to this Agreement, any Senior Loan Document, any Junior Loan Document or any other agreement between Senior Lender or any Junior Lender that relates to the Senior Loan or a Junior Loan. Each Junior Lender hereby unconditionally and absolutely releases Senior Lender and the other Junior Lenders from any liability to such Junior Lender on account of Senior Lender’s or a Junior Lender’s compliance with any Redirection Notice believed by Senior Lender or a Junior Lender to have been delivered by such Junior Lender’s Loan Pledgee. Loan Pledgee shall be permitted to fully exercise its rights and remedies against the applicable Junior Lender, and realize on any and all collateral granted by the applicable Junior Lender to Loan Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law. In such event, the Senior Lender and each of the other Junior Lenders shall recognize Loan Pledgee (and any transferee which is also a Qualified Transferee at any foreclosure or similar sale held by Loan Pledgee or any transfer in lieu of such foreclosure), and its successors and assigns, as the successor to the applicable Junior Lender’s rights, remedies and obligations under this Agreement and the Junior Loan Documents and any such Loan Pledgee or Qualified Transferee shall assume in writing (for the benefit of Senior Lender and the other Junior Lenders and their respective successors and assigns) the obligations of the applicable Junior Lender hereunder accruing from and after such Transfer and agrees to be bound by the terms and provisions hereof, it being agreed that, notwithstanding anything to the contrary contained herein, such Loan Pledgee shall not be required to so assume applicable Junior Lender’s obligations hereunder prior to such realization on such collateral. The rights of Loan Pledgee under this Section 16 shall remain effective unless and until Loan Pledgee shall have notified the Senior Lender and Junior Lenders in writing that its interest in the applicable Junior Loan has terminated.

(a) Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Transferee provides financing to Junior Lender, then such Conduit will be a permitted “Loan Pledgee” despite the fact it is not a Qualified Transferee if the following conditions are satisfied:

(i) the loan (the “Conduit Inventory Loan”) made by the Conduit to the Junior Lender to finance the acquisition and holding of its interest in the Junior Lender’s Junior Loan will require a third party (the “Conduit Credit Enhancer”) to provide credit enhancement;

(ii) the Conduit Credit Enhancer will be a Qualified Transferee;

(iii) the pledging Junior Lender will pledge its interest in the Junior Loan to the Conduit as collateral for the Conduit Inventory Loan;

(iv) the Conduit Credit Enhancer and the Conduit will agree that, if Junior Lender defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by Junior Lender, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of Junior Lender’s interest in the Junior Loan to the Conduit Credit Enhancer; and

(v) unless the Conduit is in fact then a Qualified Transferee, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Junior Loan pledged by the Junior Lender, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Transferee at a foreclosure sale conducted by a Loan Pledgee.

Section 17. Obligations Hereunder Not Affected.

(a) All rights, interests, agreements and obligations of Senior Lender and each Junior Lender under this Agreement shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any of the Senior Loan Documents or any of the Junior Loan Documents or any other agreement or instrument relating thereto;

(ii) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to or departure from any guaranty, for all or any portion of the Senior Loan or the Junior Loans;

(iii) any manner of application of collateral, or proceeds thereof, to all or any portion of the Senior Loan or the Junior Loans, or any manner of sale or other disposition of any collateral for all or any portion of the Senior Loan or the Junior Loans or any other assets of Borrower or Junior Borrowers or any other Affiliates of Borrower or any Junior Borrower;

(iv) any change, restructuring or termination of the ownership structure or existence of Borrower, Junior Borrowers or any other Affiliates of Borrower; or

(v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, any Junior Borrower or a subordinated creditor or Senior Lender or any Junior Lender subject to the terms hereof.

(b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any portion of the Senior Loan or a Junior Loan is rescinded or must otherwise be returned by Senior Lender or a Junior Lender upon the insolvency, bankruptcy or reorganization of Borrower or a Junior Borrower or otherwise, all as though such payment had not been made.

Section 18. Notices. All notices, consents, approvals and requests (any of the foregoing in a “Notice” required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if (i) hand delivered; (ii) sent by (A) certified or registered United States mail, postage prepaid, return receipt requested or (B) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (iii) sent by telecopier (with advice by telephone to recipient that a telecopy notice is forthcoming and a machine-generated confirmation of successful transmission), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

To Senior Lender:

AIG Annuity Insurance Company

1999 Avenue of the Stars, 38th Floor

Century City

Los Angeles, California 90067-6022

Attention: Director-Mortgage Lending and Real Estate

Facsimile No.: (310) 772-6584

With a copy to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022

Attention: Andrew L. Jagoda, Esq.

Facsimile No.: (212) 894-5621

To First Mezzanine Lender:

SunAmerica Life Insurance Company

1999 Avenue of the Stars, 38th Floor

Century City

Los Angeles, California 90067-6022

Attention: Director-Mortgage Lending and Real Estate

Facsimile No.: (310) 772-6584

With a copy to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022

Attention: Andrew L. Jagoda, Esq.

Facsimile No.: (212) 894-5621

To Second Mezzanine Lender:

KBS Tribeca Summit, LLC

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

Attention: Stacie Yamane

Facsimile No.: (949) 417-6518

With copies to:

KBS Capital Advisors LLC

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

Attention: James Chiboucas

Facsimile No.: (949) 417-6523

and

Morgan, Lewis & Bockius LLP

5 Park Plaza, Suite 1750

Irvine, California 92614

Attention: L. Bruce Fischer

Facsimile No.: (949) 399-7001

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

Section 19. Estoppel.

(a) Each Junior Lender shall, within ten (10) days following a request from Senior Lender or another Junior Lender, provide Senior Lender or such Junior Lender with a written statement setting forth the then current outstanding principal balance of the Junior Loan held by such Junior Lender, the aggregate accrued and unpaid interest under the Junior Loan held by such Junior Lender, and stating whether to such Junior Lender’s knowledge any default or Event of Default exists under the Junior Loan held by such Junior Lender or this Agreement.

(b) Senior Lender shall, within ten (10) days following a request from a Junior Lender, provide such Junior Lender with a written statement setting forth the then current outstanding principal balance of the Senior Loan, the aggregate accrued and unpaid interest under the Senior Loan, and stating whether to Senior Lender’s knowledge any default or Event of Default exists under the Senior Loan or this Agreement.

(c) Any statement provided pursuant to this Section 19 may be relied upon by any Loan Pledgee, any investor or participant in the Senior Loan or any Junior Loan, or any purchaser of the Senior Loan or any Junior Loan (or of any interest or a participation interest therein), but may not be relied upon by Borrower, any Junior Borrower or any guarantor with respect to the Senior Loan or any Junior Loan.

Section 20. Further Assurances. So long as all or any portion of the Senior Loan or any Junior Loan remains unpaid and any Senior Loan Document encumbers the Premises or a Junior Loan Document encumbers the Equity Collateral, Senior Lender and each Junior Lender shall each execute, acknowledge and deliver in recordable form and upon demand of the other, any other instruments or agreements reasonably required in order to carry out the provisions of this Agreement or to effectuate the intent and purposes hereof.

Section 21. No Third Party Beneficiaries; No Modification. The parties hereto do not intend the benefits of this Agreement to inure to Borrower, any Junior Borrower or any other Person other than the parties hereto and the successors and permitted assigns and a Loan Pledgee. This Agreement may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought. If any

Certificates are outstanding, this Agreement will not be amended in any material respect unless a Rating Agency Confirmation has been obtained with respect to such amendment.

Section 22. Successors and Assigns. This Agreement shall bind all successors and permitted assigns of each Junior Lender and Senior Lender and shall inure to the benefit of all successors and permitted assigns of Senior Lender and each Junior Lender.

Section 23. Counterpart Originals. This Agreement may be executed in counterpart originals, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

Section 24. Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 25. Consents to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the borough of Manhattan in the city and county of New York, and any appellate court from any thereof, in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court.

Section 26. No Waiver by Senior Lender or Junior Lenders. Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act by Borrower or any Junior Lender, or any non-compliance of Borrower or any Junior Lender with any agreement or obligation, regardless of any knowledge thereof which Senior Lender may have or with which Senior Lender may be charged; and no action of Senior Lender permitted hereunder shall in any way affect or impair the rights of Senior Lender and the obligations of Junior Lender under this Agreement. No delay on the part of Senior Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by Senior Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of Senior Lender. No Junior Lender shall be prejudiced in its rights under this Agreement by any act or failure to act by Borrower or Senior Lender or any Junior Borrower or other Junior Lender, or any non-compliance of Borrower or Senior Lender or any Junior Borrower or other Junior Lender with any agreement or obligation, regardless of any knowledge thereof which Junior Lender may have or with which Junior Lender may be charged; and no action of Junior Lender permitted hereunder shall in any way affect or impair the rights of such Junior Lender and the obligations of Senior Lender and any other Junior Lenders under this Agreement. No delay on the part of Junior Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by Junior Lender of any right or remedy shall preclude other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Junior Lender except as expressly set forth in a writing duly signed and delivered on behalf of Junior Lender. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 27. No Joint Venture. Nothing provided herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between or among any of the parties hereto.

Section 28. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference, and are not and shall not be deemed to be a part hereof.

Section 29. Conflicts. In the event of any conflict, ambiguity or inconsistency between the terms and conditions of this Agreement and the terms and conditions of any of the Senior Loan Documents or the Junior Loan Documents, the terms and conditions of this Agreement shall prevail, as between Senior Lender and each Junior Lender, but shall not inure to the benefit of Borrower or any Junior Borrower.

Section 30. No Release. Nothing herein contained shall operate to release Borrower from (a) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the Senior Loan Documents or (b) any liability of Borrower under the Senior Loan Documents or to release any Junior Borrower from (i) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the applicable Junior Loan Documents or (ii) any liability of a Junior Borrower under its respective Junior Loan Documents.

Section 31. Continuing Agreement. This Agreement is a continuing agreement and shall remain in full force and effect until the earlier of (x) payment in full of the Senior Loan and all of the Junior Loans or (y) transfer of title to the Junior Lenders of their respective Separate Collateral (provided, however, in such instance this Agreement shall terminate with respect to any Junior Lender who acquires title to its respective Equity Collateral and any applicable Subordinate Junior Lenders) or (z) the transfer of all of the Premises by foreclosure of the Senior Loan Documents or the exercise of power of sale contained therein by deed-in-lieu of foreclosure; provided, however, that any rights or remedies of any party hereto arising out of any breach of any provision hereof occurring prior to the date of termination shall survive such termination. In the event the Senior Loan is repaid in full, (x) the Senior Junior Lender with the highest priority shall have the right to exercise all of the rights granted to Senior Lender pursuant to this Agreement and shall, from and after the repayment in full, be deemed to be the “Senior Lender” and to be the holder of the “Senior Loan” for all purposes without requiring the amendment of this Agreement, (y) references hereafter to the Senior Loan Agreement shall be deemed to be references to the First Mezzanine Loan Agreement and (z) references to “transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure” (or words of similar import) shall be deemed to be references to transfer of the First

Mezzanine Lender’s Equity Collateral pursuant to any Equity Collateral Enforcement Action. Notwithstanding the foregoing provisions of this Section 31, in the event the Senior Loan or any Junior Loan is repaid in full, the Senior Lender or Junior Lender that was the holder of such repaid loan shall have no further rights under this Agreement, but this Agreement shall remain in effect as to any outstanding Junior Lender. Notwithstanding any termination of this Agreement with respect to any party hereto, each party hereto agrees that the restrictions regarding release of collateral set forth in Section 8 above shall remain enforceable with respect to any letter(s) of credit held by Senior Lender or any Junior Lender except as may be required pursuant to the Senior Loan Documents, the applicable Junior Loan Documents or applicable law.

Section 32. Severability. In the event that any provision of this Agreement or the application hereof to any party hereto shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provisions to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

Section 33. Expenses.

(a) To the extent not paid by Borrower or out of or from any collateral securing the Senior Loan which is realized by Senior Lender, each Junior Lender agrees upon demand to pay to Senior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which Senior Lender may incur in connection with the (i) exercise or enforcement of any of the rights of Senior Lender against such Junior Lender hereunder to the extent that Senior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by such Junior Lender to perform or observe any of the provisions hereof.

(b) To the extent not paid by a Junior Borrower out of or from any collateral securing the related Junior Loan which is realized by the applicable Junior Lender, Senior Lender agrees upon demand to pay to such Junior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which such Junior Lender may incur in connection with the (i) exercise or enforcement of any of the rights of such Junior Lender against Senior Lender hereunder to the extent that such Junior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by Senior Lender to perform or observe any of the provisions hereof.

(c) To the extent not paid by a Junior Borrower out of or from any collateral securing the related Junior Loan which is realized by the applicable Junior Lender, each other Junior Lender agrees upon demand to pay to such Junior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which such Junior Lender may incur in connection with the (i) exercise or enforcement of any of the rights of such Junior Lender against such other Junior Lender hereunder to the extent that such Junior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by such other Junior Lender to perform or observe any of the provisions hereof.

Section 34. Injunction. Each party to this Agreement acknowledges (and waives any defense based on a claim) that monetary damages are not an adequate remedy to redress a breach by the other hereunder and that a breach by any party hereunder would cause irreparable harm to any other party to this Agreement. Accordingly, each party to this Agreement agrees that upon a breach of this Agreement by any other party, the remedies of injunction, declaratory judgment and specific performance shall be available to such non-breaching party.

Section 35. Mutual Disclaimer.

(a) Senior Lender and the Junior Lenders are each sophisticated lenders and/or investors in real estate and their respective decision to enter into the Senior Loan and the Junior Loans is based upon their own independent expert evaluation of the terms, covenants, conditions and provisions of, respectively, the Senior Loan Documents and the Junior Loan Documents and such other matters, materials and market conditions and criteria which each of Senior Lender and the Junior Lenders deem relevant. Each of Senior Lender and each of the Junior Lenders has not relied in entering into this Agreement, and respectively, the Senior Loan, the Senior Loan Documents, the Junior Loans and the Junior Loan Documents upon any oral or written information, representation, warranty or covenant from any other party hereto (or any oral or written information, representation, warranty or covenant from any other party’s representatives, employees, Affiliates or agents) other than the representations and warranties, if any, of such other party contained herein and therein. Each of Senior Lender and each of the Junior Lenders further acknowledges that no employee, agent or representative of the other has been authorized to make, and that each of Senior Lender and the Junior Lenders have not relied upon, any statements, representations, warranties or covenants other than those specifically contained in this Agreement. Without limiting the foregoing, each of Senior Lender and each of the Junior Lenders acknowledges that the other has made no representations or warranties as to the Senior Loan or the Junior Loans or the Premises (including, without limitation, the cash flow of the Premises, the value, marketability, condition or future performance thereof, the existence, status, adequacy or sufficiency of the leases, the tenancies or occupancies of the Premises, or the sufficiency of the cash flow of the Premises, to pay all amounts which may become due from time to time pursuant to the Senior Loan or the Junior Loans).

(b) Each of Senior Lender and each of the Junior Lenders acknowledges that the Senior Loan, the Senior Loan Documents, each of the Junior Loans, and each of the Junior Loan Documents are distinct, separate transactions and loans, separate and apart from each other. Each of Senior Lender and each of the Junior Lenders acknowledges that the other are distinct separate lenders with distinct and separate loans with various rights and remedies with respect to the Premises which are not in all respects aligned.

Section 36. Indemnification. Each Junior Lender shall, as to notices delivered by it, indemnify Senior Lender from and against any and all liabilities, obligations, losses, damages, penalties and expenses of any kind or nature whatever that may be imposed on, incurred by or asserted against Senior Lender in any manner relating to or arising out of Senior Lender’s good faith reliance on any notice of default delivered by such Junior Lender to Senior Lender pursuant to which any excess cash flow that would otherwise be remitted to Borrower pursuant to the Senior Loan Documents is instead transferred to such Junior Lender pursuant to the its respective Junior Loan Documents.

Section 37. Future Funding.

(a) Funding Specified Advances. All future fundings to be made under the Future Funding Obligations shall be the sole responsibility of Senior Lender and Junior Lenders (as applicable) or their respective permitted transferees, subject to this Section 37. The transfer of Future Funding Obligations may only be made in accordance with the provisions of Section 5(f) hereof.

(b) Advance Conditions Met.

(i) In the event that all conditions under the respective Section 2.8 of the First Mezzanine Loan Agreement, or the Second Mezzanine Loan Agreement (as the case may be) or Section 2.9 of the Building Loan Agreement (the “Future Funding Loan Agreement”) for an Advance (as defined in same) have been met by Borrower, First Mezzanine Borrower, or Second Mezzanine Borrower (as applicable) (the “Future Funding Borrower”) then the Future Funding Lender shall be required to fund such Advance in accordance with the terms of the Future Funding Loan Agreement and shall not require the consent of the Senior Lender or Junior Lenders (as applicable) to lend such future advance.

(ii) In the case of any failure to fund a future Funding Obligation by any Junior Lender (a “Defaulting Lender”), Senior Lender or Senior Junior Lender (the “Advancing Lender”) shall have the option, in its sole discretion, to fund all or any portion of the amount of such Future Funding Obligation that the Defaulting Lender failed to fund (such amount, as funded by the Advancing Lender, the “Default Advance Amount”) and the parties hereto agree that such Default Advance Amount shall be added to the outstanding principal balance of the applicable Junior Loan as if the Defaulting Lender has advanced such amount in accordance with the applicable Junior Loan Documents, provided, however, that all interest earned on the Default Advance Amount at the Applicable Interest Rate under the applicable Junior Loan shall be remitted to the Advancing Lender by Administrative Agent prior to any interest payments being paid to the Defaulting Lender on the balance of the outstanding principal amount of the applicable Junior Loan. Furthermore, the parties hereto agree that if upon any repayment of the outstanding principal amount of the applicable Junior Loan any Default Advance Amounts have been advanced by the Advancing Lender, then such repayments shall be applied as follows: (A) first to the Advancing Lender, until the balance of any and all Default Advance Amounts has been reduced to zero, any applicable exit fees, default interest, late fees and other accrued amounts allocable to the Default Advance Amounts and the applicable IRR Lookback Payments that would otherwise be due and payable on that portion of the Second Mezzanine Loan represented by the Default Advance Amount, if applicable, have been paid to the Advancing Lender in full, and (B) then any remaining amount shall be applied to the balance of the applicable Junior Loan.

(c) Mortgage Shortfalls.

(i) The Junior Lenders hereby agree and Senior Lender acknowledges that notwithstanding the terms of the Junior Loan Documents to the contrary, if Subordinate Junior Lender shall be obligated to advance its pro rata share of any Mortgage Shortfalls, Senior Junior Lender shall fund Subordinate Junior Lender’s pro rata share of such Mortgage Shortfall in addition to advancing its own pro rata share as required under the Senior Junior Loan Documents and Subordinate Junior Lender shall have no obligation to advance any portion of any Mortgage Shortfalls. In such event, the amount of the Mortgage Shortfall shall be added to the outstanding principal balance of the First Mezzanine Loan and shall accrue interest at the Applicable Interest Rate under the First Mezzanine Loan Documents.

(ii) The First Mezzanine Lender shall not be obligated to fund any portion of any line item in the Project Cost Budget to pay debt service on the Second Mezzanine Loan, and the Second Mezzanine Lender shall not be obligated to fund any line item in the Project Cost Budget to pay debt service on the First Mezzanine Loan. Neither of the Junior Lenders shall be obligated to fund any line item in the Project Cost Budget to pay debt service on the Senior Loan, but the First Mezzanine Lender shall have the right, in its sole and absolute discretion, to fund any line item in the Project Cost Budget to be applied to debt service on the Senior Loan and the Second Mezzanine Lender shall have the right, in its sole and absolute discretion, to fund any line item in the Project Cost Budget to be applied to debt service on the First Mezzanine Loan and/or the Senior Loan.

(d) Advance Conditions Not Met. In the event that the Future Funding Borrower shall have failed to satisfy a condition for an Advance, the related Future Funding Lender may determine to waive such condition.

(e) Cost Overruns and Increases in Scope of Project. A Future Funding Lender shall have the right to fund any Advance in excess of amounts provided for under the Building Loan Documents, First Mezzanine Loan Documents, or Second Mezzanine Loan Documents (as applicable) (the “Future Funding Loan Documents”) that constitute Protective Advances.

(f) Indemnifications. Each of the Future Funding Lenders agrees that none of Senior Lender, Senior Junior Lender, or Subordinate Junior Lender (as applicable) is liable for making any future advance under such Future Funding Lender’s Future Funding Obligations or for paying any fees, costs, expenses or disbursements incurred by such Future Funding Lender in connection with such Future Funding Lender’s Future Funding Obligations (including any fees, costs, expenses and disbursements attributable to pre-funding activities, whether or not any Advance is actually made by such Future Funding Lender). If the trust (the “Trust”) under a Securitization is named as a party to any litigation by a Future Funding Borrower with respect to the Future Funding Obligations of a Future Funding Lender and it has been finally judicially determined in such litigation that such Future Funding Lender has breached its Future Funding Obligations, such Future Funding Lender shall indemnify the Trust against any and all losses, claims, damages, costs, expenses and liabilities incurred by the Trust in connection with such litigation, provided that in no event shall such Future Funding Lender be liable for (i) any such losses, claims, damages, costs, expenses and liabilities which arise out of or result from any failure by such Future Funding Borrower to make payments under the applicable Future Funding Loan or to otherwise perform its obligations under the applicable Future Funding Loan or (ii) for any indirect, special, incidental, consequential or punitive damages. The Trust shall be a third party beneficiary of this Agreement with respect to the indemnification obligations of the Future Funding Lenders set forth in this Section 37(f). The Trust’s rights pursuant to this Section are in addition to any other rights it may have at law or in equity. The Future Funding Obligations are independent and separate obligations of the applicable Future Funding Lender or their respective successors or assigns. The defaulting Future Funding Lender shall also indemnify the Senior Lender and/or Junior Lenders that are not in default, as if such non-defaulting Senior Lender and/or Junior Lenders were the Trust as set forth above in this Section 37(f).

Section 38. Cooperation. Senior Lender and each Junior Lender hereby agree to reasonably cooperate with each other in connection with (a) the sale and transfer to one or more Purchasers (the “Purchasers”) of the Senior Loan and each Junior Loan and (b) the Securitization of the Senior Loan, which cooperation may include such reasonable amendments or modifications to the Intercreditor Agreement as may be reasonably requested by Senior Lender, any Junior Lender, the Purchasers and/or the Rating Agencies. All costs and expenses, including without limitation, legal fees, incurred by any party hereto in connection with any amendments or modifications contemplated pursuant to this Section 38 shall be paid by each such party.

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IN WITNESS WHEREOF, Senior Lender and the Junior Lenders have executed this Agreement as of the date and year first set forth above.

SENIOR LENDER:

AIG ANNUITY INSURANCE COMPANY, a Texas corporation

By:	AIG Global Investment Corp., a New Jersey corporation, its investment adviser

	By:	/s/ Authorized Signatory
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

FIRST MEZZANINE LENDER:

SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation

By:	/s/ Authorized Signatory
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

SECOND MEZZANINE LENDER:

KBS TRIBECA SUMMIT, LLC a Delaware limited liability company

By: KBS REIT ACQUISITION III, LLC, a Delaware limited liability company, its sole member

By: KBS Limited Partnership, a Delaware limited partnership, its sole member

By: KBS Real Estate Investment Trust, Inc., a Maryland corporation, general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr. Chief Executive Officer